PROSPECTUS

TRILLIUM
A VARIABLE ANNUITY

Issued by Canada Life Insurance
Company of America

May 1, 2002

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
    ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339
                              PHONE: 1-800-905-1959

--------------------------------------------------------------------------------
                             TRILLIUM(R) PROSPECTUS
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY
--------------------------------------------------------------------------------


     This Prospectus describes the flexible premium variable deferred annuity policy (the Policy) offered by Canada Life Insurance Company of America (we, our, us, or the Company).

     The Owner (Policyowner or you) may choose among the 15 divisions (the Sub-Accounts) of the Canada Life of America Variable Annuity Account 2 (the Variable Account) and/or the Fixed Account. Assets in each Sub-Account are invested in a corresponding Portfolio of Seligman Portfolios, Inc. (the Fund). The Fund has 15 Portfolios managed by J. & W. Seligman & Co. Incorporated:

Seligman Investment Grade Fixed Income     Seligman Global Smaller Companies*
  (formerly Seligman Bond Portfolio)       Seligman Global Technology
Seligman Capital                           Seligman High-Yield Bond
Seligman Cash Management                   Seligman Income
Seligman Common Stock                      Seligman International Growth
Seligman Communications and Information    Seligman Large-Cap Growth
Seligman Frontier                          Seligman Large-Cap Value
Seligman Global Growth                     Seligman Small-Cap Value


--------------------------------------------------------------------------------
*Sub-advised by Henderson Investment Management Limited

     The Policy Value will vary according to the investment performance of the Portfolio(s) in which the Sub-Accounts you choose are invested, until the Policy Value is applied to a payment option. You bear the entire investment risk on amounts allocated to the Variable Account.

     This Prospectus provides basic information that a prospective Policyowner ought to know before investing. Additional information is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is included on the last page of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing or calling us at the address or phone number shown above.

    PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE BUYING A POLICY AND KEEP IT
     FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND. THE FUND'S PROSPECTUS IS ATTACHED TO THIS PROSPECTUS.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES AND THE FUND ARE NOT INSURED BY THE FDIC NOR ANY OTHER AGENCY. THEY
 ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED.
   THE POLICY DESCRIBED IN THIS PROSPECTUS IS SUBJECT TO MARKET FLUCTUATION,
                INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL.

                   The date of this Prospectus is May 1, 2002.

                                TABLE OF CONTENTS

SUMMARY                                                   3
TABLE OF EXPENSES                                         7
CONDENSED FINANCIAL INFORMATION                          11
THE COMPANY                                              11
THE VARIABLE ACCOUNT, THE FUND AND THE FIXED
  ACCOUNT                                                11
  The Variable Account                                   11
  The Fund                                               12
    Seligman Investment Grade Fixed Income Portfolio     12
    Seligman Capital Portfolio                           12
    Seligman Cash Management Portfolio                   12
    Seligman Common Stock Portfolio                      13
    Seligman Communications and Information Portfolio    13
    Seligman Frontier Portfolio                          13
    Seligman Global Growth Portfolio                     13
    Seligman Global Smaller Companies Portfolio          13
    Seligman Global Technology Portfolio                 13
    Seligman High-Yield Bond Portfolio                   13
    Seligman Income Portfolio                            13
    Seligman International Growth Portfolio              13
    Seligman Large-Cap Growth Portfolio                  13
    Seligman Large-Cap Value Portfolio                   13
    Seligman Small-Cap Value Portfolio                   14
  Reserved Rights                                        14
  Change in Investment Objective                         14
THE FIXED ACCOUNT                                        14
    Guarantee Amount                                     15
    Guarantee Periods                                    15
    Market Value Adjustment                              16
DESCRIPTION OF ANNUITY POLICY                            17
  Ten Day Right to Examine Policy                        17
  State Variations                                       17
  Premium                                                17
    Initial Premium                                      17
    Additional Premium                                   18
    Pre-Authorized Check Agreement Plan                  18
    Electronic Data Transmission of Application
      Information                                        18
    Net Premium Allocation                               19
  Cash Surrender Value                                   19
  Policy Value                                           19
  Variable Account Value                                 19
    Units                                                19
    Unit Value                                           19
    Net Investment Factor                                20
  Transfers                                              20
    Transfer Privilege                                   20
    Telephone Transfer Privilege                         20
    Intouch(R)Voice Response System                      21
    Dollar Cost Averaging Privilege                      21
    Transfer Processing Fee                              21
  Payment of Proceeds                                    21
    Proceeds                                             21
    Proceeds on Annuity Date                             22
    Proceeds on Surrender                                22
    Proceeds on Death of Last Surviving Annuitant
      Before Annuity Date (The Death Benefit)            22
    Proceeds on Death of Any Owner                       23
    Interest on Proceeds                                 23
  Partial Withdrawals                                    23
    Systematic Withdrawal Privilege                      24
  Seligman Time Horizon MatrixSM                         25
  Portfolio Rebalancing                                  25
  Postponement of Payment                                25
  Charges Against the Policy, Variable Account, and Fund 26
    Surrender Charge                                     26
    Annual Administration Charge                         27
    Daily Administration Fee                             27
    Transfer Processing Fee                              27
    Mortality and Expense Risk Charge                    27
    Waiver of Surrender Charge                           28
    Reduction or Elimination of Surrender Charges
      and Annual Administration Charges                  28
    Taxes                                                29
    Other Charges Including Investment
      Management Fees                                    29
  Payment Options                                        29

    Election of Options                                  29
    Description of Payment Options                       30
    Amount of Payments                                   30
    Payment Dates                                        30
    Age and Survival of Annuitant                        30
  Other Policy Provisions                                30
    Policyowner                                          30
    Beneficiary                                          31
    Termination                                          31
    Written Notice                                       31
    Periodic Reports                                     31
    Assignment                                           31
    Modification                                         32
    Notification of Death                                32
YIELDS AND TOTAL RETURNS                                 32
  Yields                                                 32
  Total Returns                                          32
  Industry Comparison                                    33
TAX DEFERRAL                                             33
FEDERAL TAX STATUS                                       34
  Introduction                                           34
  The Company's Tax Status                               34
  Tax Status of the Policy                               34
    Diversification Requirements                         34
    Policyowner Control                                  35
    Required Distributions                               35
  Taxation of Annuities                                  35
    In General                                           35
    Withdrawals/Distributions                            36
    Annuity Payments                                     36
    Taxation of Death Benefit Proceeds                   36
    Penalty Tax on Certain Withdrawals                   37
  Transfers, Assignments, or Exchanges of a Policy       37
  Withholding                                            37
  Multiple Policies                                      37
  Possible Tax Changes                                   38
  Taxation of Qualified Plans                            38
    Individual Retirement Annuities and
      Simplified Employee Pensions (SEP/IRAs)            38
    SIMPLE Individual Retirement Annuities               38
    ROTH Individual Retirement Annuities                 39
    Minimum Distribution Requirements                    39
    Corporate And Self-Employed (H.R.10 and Keogh)
      Pension And Profit-Sharing Plans                   39
    Deferred Compensation Plans                          39
    Tax-Sheltered Annuity Plans                          40
  Other Tax Consequences                                 40
RESTRICTIONS UNDER THE TEXAS OPTIONAL
  RETIREMENT PROGRAM                                     40
DISTRIBUTION OF POLICIES                                 40
LEGAL PROCEEDINGS                                        41
VOTING RIGHTS                                            41
INSURANCE MARKETPLACE STANDARDS ASSOCIATION              42
FINANCIAL STATEMENTS                                     42
DEFINITIONS                                              42
STATEMENT OF ADDITIONAL INFORMATION--
  TABLE OF CONTENTS                                      44
APPENDIX A: STATE PREMIUM TAXES                          45
APPENDIX B: CONDENSED FINANCIAL INFORMATION              46




                                        #


                                     SUMMARY

     This summary provides a brief description of some of the features and charges of the Policy offered by us. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Policy. Please keep the Policy and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

How do I purchase a Policy?

     You may purchase a Policy with a premium payment of at least $5,000 (generally $2,000 if the Policy is an Individual Retirement Annuity (IRA)). You may purchase a Policy with a premium of $100 (generally $50 if the Policy is an IRA), if the premium payment is submitted with a pre-authorized check (PAC) agreement. See "Premiums" and "Pre-Authorized Check Agreement Plan."

Can I make additional premium payments?

     You may make additional premium payments during any Annuitant's lifetime and before the Annuity Date. Additional premium payments must be at least $1,000 or $100 per month if paid by PAC (or $50 per month if paid by PAC and the Policy is an IRA). You must obtain prior approval before your total premiums paid can exceed $1,000,000. See "Premiums."

How does the ten day right to examine the Policy work?

     Generally, you have ten days after you receive the Policy to decide if you would like to cancel the Policy. Depending on which state you live in, we will return either the Policy Value or the full premium paid (without interest and less the amount of any partial withdrawals). If the Policy is issued as an IRA and canceled within 7 days, we will return all premiums if the premiums are greater than the amount otherwise payable. The right to examine period and the amount refunded may vary from state to state. See "Ten Day Right to Examine Policy."

What is the purpose of the Variable Account?

     The Variable Account is a separate investment account that consists of 15 Sub- Accounts. Before the Policy Value is applied to a payment option, amounts in the Variable Account will vary according to the investment performance of the Portfolio(s) in which your elected Sub-Accounts are invested. You may allocate your Net Premium among the Fixed Account and the 15 Sub-Accounts of the Variable Account. The assets of each Sub-Account are invested in the corresponding Portfolios of the Fund that are listed on the cover page of this Prospectus. See "The Variable Account" and "The Fund."

How does the Fixed Account work?

     You may allocate all or part of Net Premium or make transfers from the Variable Account to several sections (the Guarantee Periods) of the Fixed Account selected by you.

     . Currently, you may select a Guarantee Period with a duration of one, three, five, seven, or ten years.

     . If the amount in a Guarantee Period remains until the end of the Guarantee Period, the value of the amount will equal the amount originally placed in the Guarantee Period increased by an interest rate, annually compounded, designated for that Guarantee Period.

     Market Value Adjustment. A surrender, withdrawal, or transfer made before the end of a Guarantee Period is subject to an adjustment that may increase or decrease the amount in the Guarantee Period. The adjustment never results in a reduction of earnings to less than 3 percent per year on the amount allocated to the Guarantee Period. This adjustment does not apply to the one year Guarantee Period. The Fixed Account, Market Value Adjustment and certain Guarantee Periods may not be available in all jurisdictions. The Fixed Account is not affected by the investment performance of the Variable Account. See "The Fixed Account" and "Market Value Adjustment."

When will I receive payments?

     After the Policy Value is transferred to a payment option, we will pay proceeds in equal amounts monthly, quarterly or annually during the Annuitant's lifetime or for 10 years, whichever is longer, unless you have elected another payment option. See "Proceeds on Annuity Date."

                                        #


What happens if the Owner dies?

     If any Owner dies before the Policy Value is transferred to a payment option, we will pay the Beneficiary the Policy Value as of the date we receive proof of the Owner's death. See "Proceeds on Death of Any Owner."

What happens if the Last Surviving Annuitant dies?

     If the Last Surviving Annuitant dies before the Policy Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit.*

     The Death Benefit is the greatest of:

     1.   the premiums paid, less any partial withdrawals, and incurred taxes;

     2.   the Policy Value on the date we receive Due Proof of Death; or

     3. the greatest Policy Value on any Policy Anniversary occurring before both the date the Last Surviving Annuitant attained age 81 and the date we receive Due Proof of the Annuitant's death. This value will be adjusted for any partial withdrawals, incurred taxes, and premiums paid that occur after such Policy Anniversary.

     If on the date the Policy was issued any Annuitant was attained age 81 or older, the Death Benefit is the Policy Value on the date we receive Due Proof of Death.

     * In some jurisdictions the Death Benefit may vary.

     See "Proceeds on Death of Last Surviving Annuitant Before Annuity Date (The Death Benefit)."

Can I get money out of my Policy?

     You may withdraw part or all of the Cash Surrender Value at any time before the earlier of the death of the Last Surviving Annuitant, the death of any Owner, or the date when the value in the Policy is transferred to a payment option, subject to certain limitations. See "The Fixed Account," "Partial Withdrawals" and "Proceeds on Surrender." A partial withdrawal or a surrender may incur federal income tax, including a federal penalty tax. See "FEDERAL TAX STATUS."

What charges will I pay?

     Surrender Charge: A surrender charge may be deducted when a partial withdrawal or cash surrender is made.

     The amount withdrawn is first taken from any investment earnings in the Variable Account and interest earned in the Fixed Account available at the time the request is made. Then, further amounts withdrawn will be taken from premiums starting with the oldest premium paid.

     Withdrawal or surrender of the following will not incur a surrender charge:

     . 100% of investment earnings in the Variable Account

     . 100% of interest earned in the Fixed Account.

     . 100% of premiums paid 7 years or more from the date of withdrawal or surrender.

     . 10% of total premiums withdrawn during a Policy Year and paid less than 7 years from the date of withdrawal or surrender*.

     . Amounts required to be withdrawn, only as they apply to the Policy and independent of all other qualified retirement assets, pursuant to the minimum required distribution rules under federal tax laws (see "Minimum Distribution Requirements")

     * 10% is not cumulative and is first withdrawn from the oldest premium paid.

                                        #


     If a surrender charge does apply, the following percentages will be used to calculate the amount of the charge:

          Policy Years Since Premium Was Paid
          -----------------------------------
          Less than 1                                          6%
          At least 1, but less than 2                          6%
          At least 2, but less than 3                          5%
          At least 3, but less than 4                          5%
          At least 4, but less than 5                          4%
          At least 5, but less than 6                          3%
          At least 6, but less than 7                          2%
          At least 7                                         None

     Any surrender charge will be deducted from the amount requested for withdrawal or surrender.

     See "Surrender Charge."

     Annual Administration Charge: We deduct an Annual Administration Charge of $30 for the prior Policy Year on each Policy Anniversary. We will also deduct this charge for the current Policy Year if the Policy is surrendered for its Cash Surrender Value, unless the surrender occurs on the Policy Anniversary. If the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the Annual Administration Charge for the prior Policy Year. We will also waive the Annual Administration Charge if the Policy is a Tax-Sheltered Annuity. See "Annual Administration Charge."

     Daily Administration Fee: We also deduct a daily administration fee each day at an annual rate of 0.15% from the assets of the Variable Account. See "Daily Administration Fee."

     Transfer Processing Fee: The first 12 transfers during each Policy Year are free. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy Year. See "Transfer Processing Fee."

     Mortality and Expense Risk Charge: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25%. See "Annualized Mortality and Expense Risk Charge."

     Premium Taxes: In some states, a charge for applicable premium taxes ranging from 0 - 3.5% is deducted from the premium when paid, resulting in Net Premium. See "Appendix A: State Premium Taxes."

     Investment Management Fees: Each Portfolio is responsible for all of its operating expenses, which are deducted daily. In addition, charges for investment management services are deducted and paid daily at an annual rate from each Portfolio as a percentage of the average daily net assets of the Portfolios. You pay these fees and expenses indirectly. See "Other Charges Including Investment Management Fees" and the attached Fund prospectus.

     For information concerning compensation paid for the sale of Policies, see "Distribution of Policies."

Are there any other Policy provisions?

     For information concerning the Owner, Beneficiary, Written Notice, periodic reports, assignment, modification and other important Policy provisions, see "Other Policy Provisions."

How will the Policy be taxed?

     The Policy's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may also be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Policy used in connection with a qualified retirement plan.

     Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a payment option, death benefits are taxed in the same manner as annuity payouts; if not received under a payment option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

                                        #

     For a brief discussion of our current understanding of the federal tax laws concerning us and the Policy, see "FEDERAL TAX STATUS."

Can I purchase the Policy by exchanging my existing annuity?

     You can generally exchange one annuity contact for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, and there will be a new surrender charge period for this Policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax (and a federal penalty tax if you have not reached 591/2) on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Who should purchase the Policy?

     We have designed this Policy for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Policy (including annuity income benefits) before purchasing the Policy, since the tax- favored arrangement itself provides tax-sheltered growth.

Does Canada Life offer other policies?

     We offer other variable annuity policies which may invest in the same Portfolios of the Fund. These policies may have different charges that could affect the value of the Sub-Accounts and may offer different benefits more suitable for your needs. For more information about these policies, please contact us at the phone number or address on page 1.

What if I have questions?

     We will be happy to answer your questions about the Policy or our procedures. Call or write to us at the phone number or address on page 1. All inquiries should include the Policy number and the names of the Owner and the Annuitant.

     If you have questions concerning your investment strategies, please contact your registered representative.

                                        #


                                TABLE OF EXPENSES

     This table is intended to assist you in understanding the various costs and expenses that you will bear directly or indirectly. It reflects expenses of the Variable Account as well as the Fund.

Expense Data

     The following information regarding expenses assumes that the entire Policy Value is in the Variable Account.


          Policyowner Transaction Expenses
--------------------------------------------------------------------------------------------------------------------------------

          Sales load on purchase payments                                                                         None
          Maximum surrender charge as a percentage of amount surrendered
            (10% of total premiums withdrawn during a Policy Year and paid less than 7 years from the date of withdrawal or surrender and 100% of earnings are free of any sales load.

            See "Charges Against the Policy, Variable Account, and Fund.")                                       6.00%

          Transfer fee

            Current Policy--First 12 transfers each Policy Year                                                  No fee
            Each transfer thereafter                                                                   $25 per transfer
            Transfer fee when using the Intouch(R)Voice Response System                                          No fee


          Annual Administration Charge
--------------------------------------------------------------------------------------------------------------------------------
          Per Policy per Policy Year                                                                               $30
            (waived for the prior Policy Year if the Policy Value is $35,000 or more on the Policy Anniversary or if the Policy is a Tax-Sheltered Annuity)

          Variable Account Annual Expenses
--------------------------------------------------------------------------------------------------------------------------------
          (as a percentage of average account value)
          Mortality and expense risk charges                                                                     1.25%
          Annual rate of daily administration fee                                                                0.15%
                                                                                                           -----------
          Total Variable Account annual expenses                                                                 1.40%

     Annuitization Charge: If you annuitize your Policy, a fee of 2% will be deducted from the amount annuitized for administration and sales expenses.

                                        #


          Fund Annual Expenses for the Year Ended December 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
          (after Expense Reimbursement, as indicated, and as a percentage of average net assets)

                                                                                            Other Expenses        Total
                                                                             Management         (After           Annual
                         Class 1 Portfolio                                    Fees/6/      Reimbursement)/6/    Expenses
                     -------------------------                         --------------------------------------------------------

          Seligman Investment Grade Fixed Income                                .40%             .23%             .63%
          Seligman Capital                                                      .40%             .21%             .61%
          Seligman Cash Management                                              .05%             .02%             .07%
          Seligman Common Stock                                                 .40%             .19%             .59%
          Seligman Communications and Information                               .75%             .18%             .93%
          Seligman Frontier                                                     .75%             .26%            1.01%
          Seligman Global Growth                                               1.00%/1/          .40%            1.40%
          Seligman Global Smaller Companies                                    1.00%/1/          .40%            1.40%
          Seligman Global Technology                                           1.00%/2/          .40%            1.40%
          Seligman High-Yield Bond                                              .50%             .20%            0.70%
          Seligman Income                                                       .40%             .24%             .64%
          Seligman International Growth                                        1.00%/1/          .40%            1.40%
          Seligman Large-Cap Growth                                             .70%/3/          .04%             .74%
          Seligman Large-Cap Value                                              .80%/4/          .03%             .83%
          Seligman Small-Cap Value                                             1.00%/5/          .19%            1.19%

1 A management fee rate of 1.00% applies to the portfolio's first $1 billion in average daily net assets. The rate declines to 0.95% of the Portfolio's average daily net assets on the next $1 billion in net assets, and to 0.90% of the Portfolio's average daily net assets in excess of $2 billion.

2 A management fee rate of 1.00% applies to the portfolio's first $2 billion in average daily net assets. The rate declines to 0.95% of the Portfolio's average daily net assets on the next $2 billion in net assets, and to 0.90% of the Portfolio's average daily net assets in excess of $4 billion.

3 A management fee rate of 0.70% applies to the portfolio's first $1 billion in average daily net assets. The rate declines to 0.65% of the Portfolio's average daily net assets on the next $1 billion in net assets, and to 0.60% of the Portfolio's average daily net assets in excess of $2 billion.

4 The annual rate of 0.80% applies to the portfolio's first $500 million in average daily net assets. The rate declines to 0.70% of the Portfolio's average daily net assets on the next $500 million in net assets, and to 0.60% of the Portfolio's average daily net assets in excess of $1 billion.

5 The annual rate of 1.00% applies to the Portfolio's first $500 million in average daily net assets. The rate declines to 0.90% of the Portfolio's average daily net assets on the next $500 million in net assets, and to 0.80% of the Portfolio's average daily net assets in excess of $1 billion.

6 The following should be noted regarding Management Fees and Other Expenses:

.. Effective November 16, 2001, the Manager discontinued the voluntary waiver of its management fee rate of 0.40% per annum for Cash Management Portfolio. Also effective November 16, 2001, (in the case of Small-Cap Value Portfolio, effective March 1, 2001), the Manager agreed to reimburse expenses, other than management fees that exceed the following rates per annum of average daily net assets of each Portfolio:


         Class 1 Portfolio    Current Rate       Previous Rate   Class 1 Portfolio    Current Rate    Previous Rate
         -----------------    ------------       -------------   -----------------    ------------    -------------
         Investment Grade
           Fixed Income           0.45%              0.20%       Global Smaller
         Capital                  0.40%              0.20%         Companies              0.40%           0.40%
         Cash Management          0.30%               --         Global Technology        0.40%           0.40%
         Common Stock             0.40%              0.20%       High Yield Bond          0.50%           0.20%
         Communications                                          Income                   0.55%           0.20%
           and Information        0.40%              0.20%       International Growth     0.40%           0.40%
         Frontier                 0.75%              0.20%       Large-Cap Growth         0.45%            --
         Global Growth            0.40%              0.40%       Large-Cap Value          0.40%            --
         Small-Cap Value          0.20%               --

There is no assurance that these waiver or reimbursement policies will be continued in the future. If any of these policies are discontinued, it will be reflected in an updated prospectus.

                                        #


     If the Manager and Sub-Advisor had not waived or reimbursed these expenses, the Fund's 2001 Management Fees, Other Expenses and Total Annual Expenses would have been:


                                                                             Management          Other        Total Annual
                                 Class 1 Portfolio                              Fees           Expenses         Expenses
                             -------------------------                  -----------------------------------------------------
          Seligman Investment Grade Fixed Income                               .40%               .35%             .75%
          Seligman Capital                                                     .40%               .30%             .70%
          Seligman Cash Management                                             .40%               .33%             .73%
          Seligman Common Stock                                                .40%               .19%             .59%
          Seligman Communications and Information                              .75%               .18%             .93%
          Seligman Frontier                                                    .75%               .49%            1.24%
          Seligman Global Growth                                              1.00%               .74%            1.74%
          Seligman Global Smaller Companies                                   1.00%               .96%            1.96%
          Seligman Global Technology                                          1.00%               .61%            1.61%
          Seligman High-Yield Bond                                             .50%               .28%            0.78%
          Seligman Income                                                      .40%               .62%            1.02%
          Seligman International Growth                                       1.00%               .80%            1.80%
          Seligman Large-Cap Growth                                            .70%               .43%            1.13%
          Seligman Large-Cap Value                                             .80%               .31%            1.10%
          Seligman Small-Cap Value                                            1.00%               .22%            1.22%

     The data with respect to the Fund's annual expenses have been provided to us by the Fund and we have not independently verified such data.

     Annuitization Charge: If you annuitize your Policy, a fee of 2% will be deducted from the amount annuitized for administration and sales expenses.

     For a more complete description of the various costs and expenses, see "Charges Against the Policy, Variable Account and Fund" and the Fund's prospectus. In addition to the expenses listed above, premium taxes may be applicable (see "Appendix A: State Premium Taxes") and a Market Value Adjustment may apply to amounts held in the Fixed Account (see "Market Value Adjustment").

Examples

     A Policyowner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     1.   If the Policy is surrendered at the end of the applicable time period:

             Sub-Account                                       1 Year          3 Year           5 Year           10 Year
             --------------------                             ---------       ---------        ---------        ---------
          Seligman Investment Grade
            Fixed Income                                         77              115              156              257
          Seligman Capital                                       77              114              155              256
          Seligman Cash Management                               71               98              127              198
          Seligman Common Stock                                  76              114              154              253
          Seligman Communications and
            Information                                          80              124              171              287
          Seligman Frontier                                      80              126              175              295
          Seligman Global Growth Opportunities                   84              138              194              333
          Seligman Global Smaller Companies                      84              138              194              333
          Seligman Global Technology                             84              138              194              333
          Seligman High-Yield Bond                               77              117              159              264
          Seligman Income                                        77              115              156              258
          Seligman International                                 84              138              194              333
          Seligman Large Cap Growth                              78              118              161              268
          Seligman Large Cap Value                               79              121              166              277
          Seligman Small Cap Value                               82              132              184              313

                                        #


2 If the Policy is annuitized or not surrendered at the end of the applicable time period:


             Sub-Account                                       1 Year          3 Year           5 Year           10 Year
             --------------------                             ---------       ---------        ---------        ---------
          Seligman Investment Grade
            Fixed Income                                         23               70              120              257
          Seligman Capital                                       23               69              119              256
          Seligman Cash Management                               17               53               91              198
          Seligman Common Stock                                  22               69              118              253
          Seligman Communications and
            Information                                          26               79              135              287
          Seligman Frontier                                      26               81              139              295
          Seligman Global Growth Opportunities                   30               93              158              333
          Seligman Global Smaller Companies                      30               93              158              333
          Seligman Global Technology                             30               93              158              333
          Seligman High-Yield Bond                               23               72              123              264
          Seligman Income                                        23               70              120              258
          Seligman International                                 30               93              158              333
          Seligman Large Cap Growth                              24               73              125              268
          Seligman Large Cap Value                               25               76              130              277
          Seligman Small Cap Value                               28               87              148              313

     These Examples are based, with respect to all of the Portfolios, on an estimated average account value of $52,302. The Examples assume that no transfer charge or Market Value Adjustment has been assessed. The Examples also reflect an Annual Administration Charge of 0.05% of assets, determined by dividing the total Annual Administration Charge collected by the total average net assets of the Sub-Accounts of the Variable Account.

     These Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or lesser than the assumed amount.

                                        #


                         CONDENSED FINANCIAL INFORMATION

     We have included in Appendix B a financial history of the accumulation unit values for the Sub-Accounts.

                                   THE COMPANY

     We are a stock life insurance company with assets as of December 31, 2001 of approximately $3.0 billion (U.S. dollars). We were incorporated under Michigan law on April 12, 1988, and our Administrative Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We are principally engaged in issuing and reinsuring annuity policies.

     We share our A.M. Best rating with our parent company, The Canada Life Assurance Company. From time to time, we will quote this rating and our ratings from Standard & Poor's Corporation and/or Moody's Investors Service for claims paying ability. These ratings relate to our financial ability to meet our contractual obligations under our insurance policies. They do not take into account deductibles, surrender or cancellation penalties, or timeliness of claim payment. They also do not address the suitability of a Policy for a particular purchaser, or relate to our ability to meet non-policy obligations.

     We are a wholly-owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2001 of approximately $35.9 billion (U.S. dollars).

     Obligations under the Policies are obligations of Canada Life Insurance Company of America.

     We are subject to regulation and supervision by the Michigan Insurance Bureau, as well as the laws and regulations of all jurisdictions in which we are authorized to do business.

              THE VARIABLE ACCOUNT, THE FUND AND THE FIXED ACCOUNT

The Variable Account

     We established the Canada Life of America Variable Annuity Account 2 (the Variable Account) as a separate investment account on October 30, 1992, under Michigan law. Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The income, gains or losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account in accordance with the policies without regard to our other income, gains or losses.

     The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the Variable Account which are in excess of such reserves and other liabilities.

     The Variable Account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management, investment policies or practices of the Variable Account.

     The Variable Account currently is divided into 15 Sub-Accounts. Each Sub-Account invests its assets in shares of the corresponding Portfolio of the Fund described below.

                                        #


The Fund

     The Fund has 15 Portfolios:

     Seligman Investment Grade Fixed Income   Seligman Global Smaller Companies
     Seligman Capital                         Seligman Global Technology
     Seligman Cash Management                 Seligman High-Yield Bond
     Seligman Common Stock                    Seligman Income
     Seligman Communications and Information  Seligman International Growth
     Seligman Frontier                        Seligman Large-Cap Growth
     Seligman Global Growth                   Seligman Large-Cap Value
                                              Seligman Small-Cap Value

     Shares of a Portfolio are purchased and redeemed for a corresponding Sub-Account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a Portfolio are reinvested in additional shares of that Portfolio at their net asset value. The Fund prospectus defines the net asset value of Portfolio shares.

     The Fund is a diversified open-end investment company incorporated in Maryland. It uses the investment management services of J. & W. Seligman & Co. Incorporated (Seligman Global Smaller Companies Portfolio uses the sub-advisory services of Henderson Investment Management Limited).

     The Fund may, in the future, create additional Portfolios that may or may not be available as investment options under the Policies. Each Portfolio has its own investment objectives and the income and losses for each Portfolio are determined separately for that Portfolio.

     The investment objectives and policies of the Portfolios of the Fund are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios of the Fund, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of the Portfolios of the Fund will be comparable to the investment results of any other portfolio, even if the other portfolios have the same investment adviser or manager.

     We may receive significant compensation from the investment manager of the Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Portfolios and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Portfolio attributable to the Policies and other contracts issued by us.

     The following is a brief description of the investment objectives of each of the Fund's Portfolios. There is no assurance that the investment objective of any Portfolio will be achieved. Please see the attached prospectus for the Fund for more detailed information, including a description of risks and expenses.

Seligman Investment Grade Fixed Income Portfolio
  (formerly Seligman Bond Portfolio)

     This Portfolio seeks favorable current income by investing in a diversified portfolio of debt securities, primarily of investment grade, including convertible issues and preferred stocks, with capital appreciation as a secondary consideration.

Seligman Capital Portfolio

     This Portfolio seeks to produce capital appreciation, not current income, by investing in common stocks (primarily those with strong near- or intermediate-term prospects) and securities convertible into or exchangeable for common stocks, in common stock purchase warrants and rights, in debt securities and in preferred stocks believed to provide capital appreciation opportunities.

Seligman Cash Management Portfolio

     This Portfolio seeks to preserve capital and to maximize liquidity and current income by investing in a diversified portfolio of high-quality money market instruments. Investments in this Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that this Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                                        #


Seligman Common Stock Portfolio

     This Portfolio seeks to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk, primarily through equity investments broadly diversified over a number of industries.

Seligman Communications and Information Portfolio

     This Portfolio seeks to produce capital gain, not income, by investing primarily in securities of companies operating in the communications, information and related industries.

Seligman Frontier Portfolio

     This Portfolio seeks to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. The Portfolio invests primarily in equity securities of smaller companies selected for their growth prospects.

Seligman Global Growth Portfolio

     This Portfolio seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Global Smaller Companies Portfolio

     This Portfolio seeks to achieve long-term capital appreciation primarily through global investments in securities of smaller companies.

Seligman Global Technology Portfolio

     This Portfolio seeks to achieve long-term capital appreciation by making global investments of at least 80% of its net assets in securities of companies with business operations in technology and technology-related industries.

Seligman High-Yield Bond Portfolio

     This Portfolio seeks to produce maximum current income by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are unrated or carry ratings lower than those assigned to investment grade bonds by Standard & Poor's Rating Service (S&P) or Moody's Investors Service, Inc. (Moody's). The Portfolio will invest up to 100% of its assets in lower rated bonds, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and interest than higher rated investment grade bonds.

Seligman Income Portfolio

     This Portfolio seeks primarily to produce high current income consistent with what is believed to be prudent risk of capital and secondarily to provide the possibility of improvement in income and capital value over the longer term, by investing primarily in income-producing securities.

Seligman International Growth Portfolio

     This Portfolio currently seeks to achieve long-term capital appreciation primarily through international investments in securities of medium to large-sized companies.

Seligman Large-Cap Growth Portfolio

     This Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of large U.S. based companies.

Seligman Large-Cap Value Portfolio

     This Portfolio seeks capital appreciation by investing in equity securities of companies with large market capitalizations deemed to be value companies by the investment manager.

                                        #

Seligman Small-Cap Value Portfolio

     This Portfolio seeks capital appreciation by investing in equity securities of companies with small market capitalizations deemed to be value companies by the investment manager.

     Since the Fund may be available to other separate accounts (including registered separate accounts for variable annuity and variable life products and non- registered separate accounts for group annuity products) of Canada Life Insurance Company of New York, Canada Life Insurance Company of America, The Canada Life Assurance Company, and other unaffiliated insurance companies, it is possible that material conflicts may arise between the interests of the Variable Account and one or more other separate accounts investing in the Fund. We, the Fund's Board of Directors, the Fund's investment manager, and any other insurance companies participating in the Fund will monitor events to identify any irreconcilable material conflict. Upon being advised of such a conflict, we will take any steps we believe necessary to resolve the matter, including removing the assets of the Variable Account from one or more Portfolios.

     A full description of the Fund, its investment objectives, its policies and restrictions, its expenses and other aspects of its operation, as well as a description of the risks related to investment in the Fund, is contained in the attached prospectus for the Fund. The prospectus for the Fund should be read carefully by a prospective purchaser along with this Prospectus before investing.

Reserved Rights

     We reserve the right to add, delete, and substitute shares of another portfolio of the Funds or shares of another registered open-end investment company if, in our judgment, investment in shares of a current Portfolio(s) is no longer appropriate. We may also add, delete, or substitute shares of another portfolio of the Funds or shares of another registered open-end investment company only for certain classes of Owners. New or substitute portfolios or funds may have different fees and expenses and may only be offered to certain classes of Owners. This decision will be based on a legitimate reason, such as a change in investment objective, a change in the tax laws, or the shares are no longer available for investment. We will first obtain SEC approval, if such approval is required by law.

     When permitted by law, we also reserve the right to:

     . create new separate accounts;

     . combine separate accounts, including the Canada Life of America Variable
       Annuity Account 1;

     . remove, combine or add Sub-Accounts and make the new Sub-Accounts

     . available to Policyowners at our discretion;

     . add new portfolios of the Fund or of other registered investment companies;

     . deregister the Variable Account under the 1940 Act if registration is no longer required;

     . make any changes required by the 1940 Act; and

     . operate the Variable Account as a managed investment company under the 1940 Act or any other form permitted by law.

     If a change is made, we will send you a revised prospectus and any notice required by law.

Change in Investment Objective

     The investment objective of a Sub-Account may not be changed unless the change is approved, if required, by the Michigan Division of Insurance. A statement of such approval will be filed, if required, with the insurance department of the state in which the Policy is delivered.

                                THE FIXED ACCOUNT

     You may allocate some or all of the Net Premium and/or make transfers from the Variable Account to the Fixed Account. The Fixed Account pays interest at rates declared subject to our sole discretion and without any formula (Guaranteed Interest Rates) guaranteed for selected periods of time (Guarantee Periods). The principal, after deductions, is also guaranteed.

                                        #

     Policyowners allocating Net Premium and/or Policy Value to the Fixed Account do not participate in the investment performance of assets of the Fixed Account. The Fixed Account value is calculated by:

     . adding the Net Premium and/or Policy Value allocated to it;

     . adding the Guaranteed Interest Rate credited on amounts in it; and

     . subtracting any charges or Market Value Adjustments imposed on amounts in it in accordance with the terms of the Policy

     The following also applies to the Fixed Account:

     . The Fixed Account is part of our general account. We assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The Fixed Account is not affected by the investment performance of the Variable Account.

     . Interests issued by us in connection with the Fixed Account have not been registered under the Securities Act of 1933 (the 1933 Act). Also, neither the Fixed Account nor the general account has been registered as an investment company under the 1940 Act. So, neither the Fixed Account nor the general account is generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in a registration statement.

     . The Fixed Account may not be available in all states.

Guarantee Amount

     The Guarantee Amount is the portion of the Policy Value allocated to the Fixed Account. The Guarantee Amount includes:

     . Net Premium allocated to Guarantee Periods;

     . Policy Value transferred to Guarantee Periods;

     . interest credited to the Policy Value in the Guarantee Periods; and

     . the deduction of charges assessed in connection with the Policy.

     If the Guarantee Amount in a Guarantee Period remains until the end of the Guarantee Period, the value will be equal to the amount originally placed in the Guarantee Period increased by its Guaranteed Interest Rate (compounded annually). If a Guarantee Amount is surrendered, withdrawn, or transferred prior to the end of the Guarantee Period, it may be subject to a Market Value Adjustment, as described below. This may result in the payment of an amount greater or less than the Guarantee Amount at the time of the transaction.

     The Guarantee Amount is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods

     Guarantee Periods are specific intervals of time over which the Guarantee Amount is credited with interest at a specific Guaranteed Interest Rate. We currently offer Guarantee Periods of one, three, five, seven and ten years. We will always offer a Guarantee Period of one year. Since the specific Guarantee Periods available may change periodically, please contact our Administrative Office to determine the Guarantee Periods currently being offered. Guarantee Periods may not be available in all states.

     Beginning and Ending of Guarantee Periods. Guarantee Periods begin on the date a Net Premium is allocated to, or a portion of the Policy Value is transferred to, the Guarantee Period. Guarantee Periods end on the last calendar day of the month when the number of years in the Guarantee Period chosen (measured from the end of the month in which the amount was allocated or transferred to the Guarantee Period) has elapsed.

     Guaranteed Interest Rates. Once an amount has been allocated or transferred to a Guarantee Period, the applicable Guaranteed Interest Rate will not change during that Guarantee Period. However, Guaranteed Interest Rates for different allocations and transfers may differ, depending on the timing of the allocation and transfer.

                                        #

     Expiration of Guarantee Period. During the 30 day period following the end of a Guarantee Period (30 day window), a Policyowner may transfer the Guarantee Amount to a new Guarantee Period or to a Sub-Account(s). A Market Value Adjustment will not apply if the Guarantee Amount is surrendered, withdrawn, or transferred during the 30 day window. During the 30 day window, the Guarantee Amount will generally accrue interest at an annual effective rate of 3%. However, if the Guarantee Amount is placed in another Guarantee Period you will receive the interest rate for that Guarantee Period.

     Prior to the expiration date of any Guarantee Period, we will notify you of available Guarantee Periods and their corresponding Guaranteed Interest Rates.

     . A new Guarantee Period of the same length as the previous Guarantee
       Period will begin automatically on the first day following the expired Guarantee Period, unless we receive Written Notice, prior to the end of the 30 day window, containing instructions to transfer all or a portion of the expiring Guarantee Amount to a Sub-Account(s) or a Guarantee Period.

     . If we do not receive such Written Notice and are not offering a Guarantee
       Period of the same length as the expiring Guarantee Period, then a new Guarantee Period of one year will begin automatically on the first day following the end of the expired.

     . Guarantee Period. A Guarantee Period of one year will also begin automatically if renewal of the expiring Guarantee Period would continue the Policy beyond its Annuity Date.

     Reserved Rights. To the extent permitted by law, we reserve the right at any time to:

     1. offer Guarantee Periods that differ from those available when a Policyowner's Policy was issued; and

     2. stop accepting Net Premium allocations or transfers of Policy Value to a particular Guarantee Period.

     Dollar Cost Averaging. From time to time we may offer a special Guarantee Period, not to exceed one year, whereby you may elect to automatically transfer specified additional premium from this account to any Sub-Account(s) and/or other Guarantee Period(s) on a periodic basis, for a period not to exceed twelve months. This special Guarantee Period is subject to our administrative procedures and the restrictions disclosed in the "Transfer Privilege" section. A special interest rate may be offered for this Guarantee Period, which may differ from that offered for any other one year Guarantee Period. The available interest rate will always be an effective annual interest rate of at least 3%. This Guarantee Period is used solely in connection with the "dollar cost averaging" privilege (see "Dollar Cost Averaging Privilege").

Market Value Adjustment

     A Market Value Adjustment compares:

     (i) the Guaranteed Interest Rate applied to the Guarantee Period from which a Guarantee Amount is surrendered, withdrawn, or transferred; and

     (ii) the current Guaranteed Interest Rate that is credited for an equal Guarantee Period.

     If an equal Guarantee Period is not offered, we will use the weighted average of the Guaranteed Interest Rates for the Guarantee Periods closest in duration that are offered. Any surrender, withdrawal, or transfer of a Guarantee Amount is subject to a Market Value Adjustment, unless:

     . the Effective Date of the surrender, withdrawal, or transfer is within 30 days after the end of a Guarantee Period;

     . the surrender, withdrawal or transfer is from the one year

     . Guarantee Period; or

     . the surrender, withdrawal or transfer is to provide death benefits, nursing home benefits, terminal illness benefits or annuitization.

     The Market Value Adjustment will be applied after deducting any Annual Administration Charge or transfer fees, but before deducting any surrender charges or taxes incurred. The Market Value Adjustment will never invade principal nor reduce earnings on amounts allocated to a particular Guarantee Period to less than 3% per year.

                                        #


     On the date the Market Value Adjustment is to be applied, one of the following will happen:

     . If the Guaranteed Interest Rate for the selected Guarantee Period, less
       0.50%, is less than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of equal length, the Market Value Adjustment will result in a payment of an amount less than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, or transferred.

     . If the Guaranteed Interest Rate for the selected Guarantee Period is greater than 0.50% plus the Guaranteed Interest Rate currently being offered for new Guarantee Periods of equal length, the Market Value Adjustment will result in the payment of an amount greater than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, or transferred.

     The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, or transferred by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as follows:


Market Value Adjustment Factor = Lesser of        (a)     (1 + i)(n/12)       -1
--------------------------------------------------------------------------------
                                                        (1+r + .005)(n/12)

     or                                           (b)              .05

         where:

         "i" is the Guaranteed Interest Rate currently being credited to the amount being surrendered, withdrawn, or transferred;

         "r" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the Guarantee Period for the Guarantee Amount from which the amount being surrendered, withdrawn, or transferred is taken; and

         "n" is the number of months remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the amountbeing surrendered, withdrawn, or transferred is taken.

                          DESCRIPTION OF ANNUITY POLICY

Ten Day Right to Examine Policy

     Generally, you have ten days after you receive the Policy to decide if you would like to cancel the Policy. In California you have 30 days if you are age 60 or over, in Colorado you have 15 days, and in Idaho and North Dakota you have 20 days.

     If the Policy does not meet your needs, return it to our Administrative Office. Within seven days of receipt of the Policy, we will return the Policy Value. In states which do not allow return of Policy Value, we will return the full premium paid, without interest and less the amount of any partial withdrawals. When the Policy is issued as an IRA and canceled within seven days, we will return all premiums if the premiums are greater than the amount otherwise payable.

State Variations

     Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Administrative Office.

Premium

Initial Premium

     You must submit a complete application and check made payable to us for the initial premium. The following chart outlines the minimum initial premium accepted.

                                        #


                                                                                                           Minimum Initial
          Type of Policy                                                                                  Premium Accepted*
          ---------------------                                                                         ---------------------
          Policy is an IRA                                                                                      $2,000
          Policy is not an IRA                                                                                  $5,000
          Policy is IRA and PAC agreement** for additional premiums submitted                                   $   50
          Policy is not an IRA and PAC agreement for additional premiums submitted                              $  100

*  We reserve the right to lower or raise the minimum initial premium.

** For more information on PAC agreements, see "Pre-Authorized Check Agreement
   Plan."

     The application must meet our underwriting standards. The application must be properly completed and accompanied by all the information necessary to process it, including the initial premium. We will normally accept the application and apply the initial Net Premium within two Valuation Days of receipt at our Administrative Office. However, we may hold the premium for up to five Valuation Days while we attempt to complete the processing of an incomplete application. If this cannot be done within five Valuation Days, we will inform you of the reasons for the delay and immediately return the premium, unless you specifically consent to our keeping the premium until the application is made complete. We will then apply the initial Net Premium within two Valuation Days of when the application is correctly completed.

Additional Premium

     You may make additional premium payments at any time during any Annuitant's lifetime and before the Annuity Date. Our prior approval is required before we will accept an additional premium which, together with the total of other premiums paid, would exceed $1,000,000. We will apply additional Net Premium as of receipt at our Administrative Office. We will give you a receipt for each additional premium payment.

     The following chart outlines the minimum additional premium accepted.


                                                                                                           Minimum Initial
          Type of Policy                                                                                  Premium Accepted*
          ---------------------                                                                         ----------------------
          Policy is an IRA                                                                                      $1,000
          Policy is not an IRA                                                                                  $1,000
          Policy is IRA and PAC agreement** for additional premiums submitted                                   $   50
          Policy is not an IRA and PAC agreement for additional premiums submitted                              $  100

*  We reserve the right to lower or raise the minimum additional premium.

** For more information on PAC agreements, see "Pre-Authorized Check Agreement
   Plan."

Pre-Authorized Check Agreement Plan

     You may choose to have monthly premiums automatically collected from your checking or savings account pursuant to a pre-authorized check agreement plan
(PAC). This plan may be terminated by you or us after 30 days Written Notice, or at any time by us if a payment has not been paid by your bank. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

Electronic Data Transmission of Application Information

     In certain states, we may accept electronic data transmission of application information accompanied by a wire transfer of the initial premium. Contact us to find out about state availability.

     Upon receipt of the electronic data and wire transmittal, we will process the information and allocate the premium payment according to your instructions. We will then send a Policy and verification letter to you to sign.

     During the period from receipt of the initial premium until the signed verification letter is received, no financial transactions may be executed under the Policy, unless you request such transactions in writing and provide a signature guarantee.

                                        #

Net Premium Allocation

     You elect in your application how you want your initial Net Premium to be allocated among the Sub-Accounts and the Fixed Account. Any additional Net Premium will be allocated in the same manner unless, at the time of payment, we have received your Written Notice to the contrary.

     We cannot guarantee that a Sub-Account or shares of a Portfolio will always be available. If you request that all or part of a premium be allocated to a Sub- Account or underlying Portfolio that is not available, we will immediately return that portion of the premium to you, unless you specify otherwise.

Cash Surrender Value

     The Cash Surrender Value is the Policy Value less any applicable surrender charge, Annual Administration Charge and Market Value Adjustment.

Policy Value

     The Policy Value is the sum of the Variable Account value and the Fixed Account value.

Variable Account Value

     To calculate the Variable Account value before the Annuity Date, multiply
(a) by (b), where:

     a) is the number of Units credited to the Policy for each Sub-Account; and

     b) is the current Unit Value of these Units.

Units

     We credit Net Premium in the form of Units. The number of Units credited to the Policy for each Sub-Account is (a) divided by (b), where:

     a) is the Net Premium allocated to that Sub-Account; and

     b) is the Unit Value for that Sub-Account (at the end of the Valuation Period during which we receive the premium).

     We will credit Units for the initial Net Premium on the Effective Date of the Policy. We will adjust the Units for any transfers in or out of a Sub-Account, including any transfer processing fee.

     We will cancel the appropriate number of Units based on the Unit Value at the end of the Valuation Period in which any of the following occurs:

     . the Annual Administration Charge is assessed;

     . the date we receive and file your Written Notice for a partial withdrawal or surrender;

     . the date of a systematic withdrawal;

     . the Annuity Date; or

     . the date we receive Due Proof of your death or the Last Surviving
       Annuitant's death.

Unit Value

     The Unit Value for each Sub-Account's first Valuation Period is generally set at $10, except the Cash Management Sub-Account is set at $1. After that, the Unit Value is determined by multiplying the Unit Value at the end of the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period.

     The Unit Value for a Valuation Period applies to each day in that period. The Unit Value may increase or decrease from one Valuation Period to the next.

                                        #


Net Investment Factor

     The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a Net Investment Factor, which may be greater than or less than 1.

     The Net Investment Factor for each Sub-Account for a Valuation Period equals 1 plus the rate of return earned by the Portfolio in which the Sub-Account you selected invests, adjusted for taxes charged or credited to the Sub-Account, the mortality and expense risk charge, and the daily administration fee.

     To find the rate of return of each Portfolio in which the Sub-Accounts invest, divide (a) by (b) where:

     (a) is the net investment income and net gains, realized and unrealized, credited during the current Valuation Period; and

     (b) is the value of the net assets of the relevant Portfolio at the end of the preceding Valuation Period, adjusted for the net capital transactions and dividends declared during the current Valuation Period.

Transfers

Transfer Privilege

     You may transfer all or a part of an amount in a Sub-Account(s) to another Sub-Account(s) or to a Guarantee Period(s). You also can transfer an amount in a Guarantee Period(s) to a Sub-Account(s) or another Guarantee Period(s). Transfers are subject to the following restrictions:

     1. the Company's minimum transfer amount, currently $250;

     2. a transfer request that would reduce the amount in that Sub-Account or Guarantee Period below $500 will be treated as a transfer request for the entire amount in that Sub-Account or Guarantee Period; and

     3. transfers from the Guarantee Periods, except from the one year Guarantee Period, may be subject to a Market Value Adjustment.

     We cannot guarantee that a Sub-Account or shares of a Portfolio will always be available. If you request an amount in a Sub-Account or Guarantee Period be transferred to a Sub-Account at a time when the Sub-Account or underlying Portfolio is unavailable, we will not process your transfer request. This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year. The Company reserves the right to change its minimum transfer amount requirements.

     Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Sub-Accounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, we reserve the right not to process the transfer request. If your request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

Telephone Transfer Privilege

     We can process your transfer request by phone if you have completed our administrative form or initialed the authorization box on your application. The authorization will remain effective until we receive your written revocation or we discontinue this privilege.

     We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not employ such reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording telephone calls and obtaining personal security codes and policy number before effecting any transfers.

     We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We can not accept or process transfer requests left on our voice mail system, although transfers through our Intouch(R) Voice Response System are acceptable.

                                        #


Intouch(R) Voice Response System

     The Intouch Voice Response System is our interactive voice response system which you can access through your touch tone telephone. Use of this service allows you to:

     . obtain current Sub-Account balances;

     . obtain current Policy and Unit Values;

     . obtain the current Guarantee Period(s)' interest rate(s);

     . change your Sub-Account allocation; and

     . effect transfers between Sub-Accounts or to the Guarantee Periods.

     Transfers from the Guarantee Periods, other than from the one year Guarantee Period, are not permitted under the Intouch Voice Response System. Your Policy number and Personal Identification Number, issued by us to ensure security, are required for any transfers and/or allocation changes.

     When using the Intouch Voice Response System, you will not be assessed a transfer processing fee regardless of the number of transfers made per Policy Year.

Dollar Cost Averaging Privilege

     You may choose to automatically transfer specified amounts from any Sub-Account or Guarantee Period (either one a disbursement account) to any other Sub-Account(s) or Guarantee Period(s) on a periodic basis. Transfers are subject to our administrative procedures and the restrictions in "Transfer Privilege." This privilege is intended to allow you to utilize "Dollar Cost Averaging"
(DCA), a long-term investment method which provides for regular, level investments over time. We make no representation or guarantee that DCA will result in a profit or protect against loss. You should first discuss this (as you would all other investment strategies) with your registered representative.

     To initiate DCA, we must receive your Written Notice on our form. Once elected, transfers will be processed until one of the following occurs:

     . the entire value of the Sub-Account or the one year Guarantee Period is completely depleted; or

     . We receive your written revocation of such monthly transfers; or

     . We discontinue this privilege.

     We reserve the right to change our procedures or to discontinue the DCA privilege upon 30 days Written Notice to you.

     This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

Transfer Processing Fee

     There is no limit to the number of transfers that you can make between Sub-Accounts or the Guarantee Periods. The first 12 transfers during each Policy Year are currently free, although we reserve the right to change this procedure. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy Year. A transfer request, (which includes Written Notices and telephone calls) is considered to be one transfer, regardless of the number of Sub-Accounts or Guarantee Periods affected by the request. The processing fee will be deducted proportionately from the receiving Sub-Account(s) and/or Guarantee Period(s). The $25 transfer fee is waived when using the Intouch(R) Voice Response System, portfolio rebalancing, and dollar cost averaging.

Payment of Proceeds

Proceeds

     Proceeds means the amount we will pay when the first of the following events occurs:

     . the Annuity Date;

     . the Policy is surrendered;


                                        #


     . We receive Due Proof of Death of any Owner;

     . We receive Due Proof of Death of the Last Surviving Annuitant.

     If death occurs prior to the Annuity Date, proceeds are paid in one of the following ways:

     . lump sum;

     . within 5 years of the Owner's death, as required by federal tax laws (see
       "Proceeds on Death of Any Owner"); or

     . by a mutually agreed upon payment option. See "Election of Options."

     The Policy ends when we pay the proceeds.

     We will deduct any applicable premium tax from the proceeds, unless we deducted the tax from the premiums when paid.

     The payment of proceeds will have federal income tax consequences. See "FEDERAL TAX STATUS."

Proceeds on Annuity Date

     If Payment Option 1 is in effect on the Annuity Date, we will pay the Policy Value less a 2% fee for administration and sales charges. See "Payment Options."

     You may annuitize at any time, and may change the Annuity Date, subject to these limitations:

     1. We must receive your Written Notice at our Administrative Office at least 30 days before the current Annuity Date;

     2. The requested Annuity Date must be a date that is at least 30 days after we receive your Written Notice; and

     3. The requested Annuity Date may be no later than the first day of the month after any Annuitant's 100th birthday.

     The proceeds paid will be the Policy Value if paid on the first day of the month after any Annuitant's 100th birthday.

Proceeds on Surrender

     If you surrender the Policy, we will pay the Cash Surrender Value. The Cash Surrender Value will be determined on the date we receive your Written Notice for surrender and your Policy at our Administrative Office.

     You may elect to have the Cash Surrender Value paid in a single sum or under a payment option. See "Payment Options." The Policy ends when we pay the Cash Surrender Value. You may avoid a surrender charge by electing to apply the Policy Value under Payment Option 1. See "Proceeds on Annuity Date."

     Surrender proceeds may be subject to federal income tax, including a penalty tax. See "FEDERAL TAX STATUS."

Proceeds on Death of Last Surviving Annuitant Before Annuity Date (The Death Benefit)

     If the Last Surviving Annuitant dies before the Policy Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit.*

     The Death Benefit is the greatest of:

     1. the premiums paid, less any partial withdrawals, and incurred taxes;

     2. the Policy Value on the date we receive Due Proof of Death; or

     3. the greatest Policy Value on any Policy Anniversary occurring before both the date the Last Surviving Annuitant attained age 81 and the date we receive Due Proof of the Annuitant's death. This value will be adjusted for any partial withdrawals, incurred taxes, and premiums paid that occur after such Policy Anniversary.

* In some jurisdictions the Death Benefit may vary.

                                        #


     If on the date the Policy was issued any Annuitant has attained age 81, the Death Benefit is the Policy Value on the date we receive Due Proof of Death.

     If you are the Last Surviving Annuitant who dies before the Annuity Date, the Death Benefit proceeds must be distributed pursuant to the rules set forth below in "Proceeds on Death of Any Owner."

     The Death Benefit may be taxable. See "FEDERAL TAX STATUS."

Proceeds on Death of Any Owner

     If any Policyowner dies before the Annuity Date, the following rules apply:

     . If you (the deceased Policyowner) were not the Last Surviving Annuitant and we receive Due Proof of your death before the Annuity Date, we will pay the Beneficiary the Policy Value as of the date we receive Due Proof of your death.

     . If you were the Last Surviving Annuitant and we receive Due Proof of your death before the Annuity Date, we will pay the Beneficiary the Death Benefit described in "Proceeds on the Death of Last Surviving Annuitant Before Annuity Date."

     . As required by federal tax law, regardless of whether you were the Annuitant, the entire interest in the Policy will be distributed to the
       Beneficiary:

       a) within five years of your death; or

       b) over the life of the Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, with payments beginning within one year of your death.

     However, if your spouse is the Beneficiary, the Policy may be continued. If this occurs and you were the only Annuitant, your spouse will become the Annuitant.

     If any Policyowner dies on or after the Annuity Date but before all proceeds payable under the Policy have been distributed, we will continue payments to the designated payee under the payment option in effect on the date of the deceased Policyowner's death.

     If any Policyowner is not an individual, the death or change of any Annuitant will be treated as the death of a Policyowner, and we will pay the Beneficiary the Cash Surrender Value.

     This Section will be construed in a manner consistent with Section 72(s) of the Internal Revenue Code of 1986, as amended. If anything in the Policy conflicts with the foregoing, this Prospectus will control.

Interest on Proceeds

     We will pay interest on proceeds if we do not pay the proceeds in a single sum or begin paying the proceeds under a payment option:

     1. within 30 days after the proceeds become payable; or

     2. within the time required by the applicable jurisdiction, if less than 30 days.

     This interest will accrue from the date the proceeds become payable to the date of payment, but not for more than one year, at an annual rate of 3%, or the rate and time required by law, if greater.

Partial Withdrawals

     You may withdraw part of the Cash Surrender Value, subject to the following:

     1. the Company's minimum partial withdrawal is currently $250;

     2. the maximum partial withdrawal is the amount that would leave a Cash Surrender Value of $2,000; and

     3. a partial withdrawal request which would reduce the amount in a Sub-Account or a Guarantee Period below $500 will be treated as a request for a full withdrawal of the amount in that Sub-Account or Guarantee Period.

                                        #


     On the date we receive at our Administrative Office your Written Notice for a partial withdrawal, we will withdraw the partial withdrawal from the Policy Value. We will then deduct any applicable surrender charge from the amount requested for withdrawal. The Company reserves the right to change its minimum partial withdrawal amount requirements.

     You may specify the amount to be withdrawn from certain Sub-Accounts or Guarantee Periods. If you do not provide this information to us, we will withdraw proportionately from the Sub-Accounts and the Guarantee Periods in which you are invested. If you do provide this information to us, but the amount in the designated Sub-Accounts and/or Guarantee Periods is inadequate to comply with your withdrawal request, we will first withdraw from the specified Sub-Accounts and the Guarantee Periods. The remaining balance will be withdrawn proportionately from the other Sub-Accounts and Guarantee Periods in which you are invested.

     Any partial or systematic withdrawal may be included in the Policyowner's gross income in the year in which the withdrawal occurs, and may be subject to federal income tax (including a penalty tax equal to 10% of the amount treated as taxable income). The Code restricts certain distributions under Tax-Sheltered Annuity Plans and other qualified plans. See "FEDERAL TAX STATUS."

Systematic Withdrawal Privilege

     You may elect to use the Systematic Withdrawal Privilege (SWP) to withdraw a fixed-level amount from the Sub-Account(s) and the Guarantee Period(s) on a monthly, quarterly, semi-annual or annual basis, beginning 30 days after the Effective Date, if:

     . We receive your Written Notice on our administrative form;

     . the Policy meets a minimum premium, currently $25,000 (if surrender charges apply); and

     . the Policy complies with the "Partial Withdrawals" provision (if surrender charges apply).

     If surrender charges are applicable, you may withdraw without incurring a surrender charge the following:

     . 100% of investment earnings in the Variable Account, available at the time the SWP is executed/processed

     . 100% of interest earned in the Fixed Account, available at the time the SWP is executed/processed

     . 100% of premiums paid 7 years or more from the date the SWP is executed/processed

     . 10% of total premiums withdrawn during a Policy Year and paid less than 7 years from the date the SWP is executed/processed*

     . Amounts required to be withdrawn, only as they apply to the Policy and independent of all other qualified retirement assets, pursuant to the minimum required distribution rules under federal tax laws (see "Minimum Distribution Requirements")

     * 10% is not cumulative and is first withdrawn from the oldest premium paid.

     Note: Withdrawals from a Guarantee Period other than from the one year Guarantee Period may be subject to a Market Value Adjustment.

     If surrender charges are not applicable, the entire Policy is available for systematic withdrawal. Once an amount has been selected for withdrawal, it will remain fixed until the earlier of the next Policy Anniversary or termination of the privilege. A written request to change the withdrawal amount for the following Policy Year must be received no later than 7 days prior to the Policy Anniversary date. The Systematic Withdrawal Privilege will end at the earliest of the date:

     . when the Sub-Account(s) and Guarantee Period(s) you specified for those withdrawals have no remaining amount to withdraw;

     . the Cash Surrender Value is reduced to $2,000*;

     . you choose to pay premiums by the pre-authorized check agreement plan;

     . we receive your Written Notice to end this privilege; or

     . we choose to discontinue this privilege upon 30 days Written Notice to you.

                                        #


     References to partial withdrawals in other provisions of this Prospectus include systematic withdrawals. If applicable, a charge for premium taxes may be deducted from each systematic withdrawal payment. This option is not available on the 29th, 30th or 31st day of each month. The Company reserves the right to change its minimum systematic withdrawal amount requirements or terminate this privilege. There is no charge for this feature.

     In certain circumstances, amounts withdrawn pursuant to a systematic withdrawal option may be included in a Policyowner's gross income and may be subject to penalty taxes.

     * If the Cash Surrender Value is reduced to $2,000, your Policy may terminate. See "Termination."

Seligman Time Horizon MatrixSM

     You may elect to participate in Seligman Time Horizon Matrix (the Matrix), an asset allocation strategy which will allocate your Policy Value based primarily upon the amount of time you have to reach specific financial goals. The Matrix uses certain predetermined model portfolios, designed by J. & W. Seligman & Co. Incorporated that seek a wide range of financial goals for an investor's specific time horizon. Each J. & W. Seligman & Co. Incorporated model portfolio represents a predetermined allocation of your Policy Value among one or more of the Sub-Accounts. You may also construct your own customized model portfolio.

     Under the Matrix, you may elect to periodically rebalance your Policy Value to reflect the J. & W. Seligman & Co. Incorporated model portfolio you have selected or periodically rebalance your Policy Value to reflect your customized model portfolio. Any rebalancing of your Policy Value will be made pursuant to our procedures governing portfolio rebalancing. See "Portfolio Rebalancing" below. You may also choose a J. & W. Seligman & Co. Incorporated model portfolio or create a customized portfolio and elect not to rebalance your Policy Value after the initial allocation of Policy Value under that model portfolio. We make no representation or guarantee that following the Matrix will result in a profit, protect against loss or ensure the achievement of financial goals.

     To initiate the Matrix, we must receive your Written Notice on our form. Participation in the Matrix is voluntary and can be modified or discontinued at any time by you in writing on our form. We reserve the right to change our procedures, model portfolios, or to discontinue offering the Matrix upon 30 days Written Notice to you. There is no charge for this feature.

Portfolio Rebalancing

     Portfolio rebalancing (Rebalancing) is an investment strategy in which your Policy Value, in the Sub-Accounts only, is reallocated back to its original portfolio allocation. Rebalancing is performed regardless of changes in individual portfolio values from the time of the last rebalancing. It is executed on a quarterly, semi-annual or annual basis. We make no representation or guarantee that rebalancing will result in a profit, protect you against loss or ensure that you meet your financial goals.

     To initiate Rebalancing, we must receive your Written Notice on our form. Participation in Rebalancing is voluntary and can be modified or discontinued at any time by you in writing on our form. Portfolio Rebalancing is not available for the Fixed Account.

     Once elected, we will continue to perform Rebalancing until we are instructed otherwise. We reserve the right to change our procedures or discontinue offering Rebalancing upon 30 days Written Notice to you. This option is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

Postponement of Payment

     We will usually pay any proceeds payable, amounts partially withdrawn, or the Cash Surrender Value within seven calendar days after:

     1. we receive your Written Notice for a partial withdrawal or a cash surrender;

     2. the date chosen for any systematic withdrawal; or

     3. we receive Due Proof of Death of the Owner or the Last Surviving Annuitant.

                                        #


     However, we can postpone the payment of proceeds, amounts withdrawn, the Cash Surrender Value, or the transfer of amounts between Sub-Accounts if:

     1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

     2. the SEC permits by an order the postponement for the protection of Policyowners; or

     3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

     If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

     We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the Fixed Account for up to six months from the date we receive your Written Notice for a withdrawal, surrender or transfer.

Charges Against the Policy, Variable Account, and Fund

Surrender Charge

     A surrender charge may be deducted when a partial withdrawal or cash surrender is made in order to at least partially reimburse us for certain expenses relating to the sale of the Policy. These expenses include commissions to registered representatives and other promotional expenses (which are not expected to exceed 6% of premium payments under the policies). A surrender charge may also be applied to the proceeds paid on the Annuity Date, unless Payment Option 1 is chosen.

     The amount withdrawn is first taken from any investment earnings in the Variable Account and interest earned in the Fixed Account available at the time the request is made. Then, further amounts withdrawn will be taken from premiums starting with the oldest premium paid.

     Withdrawal or surrender of the following will not incur a surrender charge:

     . 100% of investment earnings in the Variable Account

     . 100% of interest earned in the Fixed Account

     . 100% of premiums paid 7 years or more from the date of withdrawal or surrender

     . 10% of total premiums withdrawn during a Policy Year and paid less than 7 years from the date of withdrawal or surrender*

     . Amounts required to be withdrawn, only as they apply to the Policy and independent of all other qualified retirement assets, pursuant to the minimum required distribution rules under federal tax laws (see "Minimum Distribution Requirements")

     * 10% is not cumulative and is first withdrawn from the oldest premium paid.

If a surrender charge does apply, the following percentages will be used to calculate the amount of the charge:

Policy Years Since Premium Was Paid
-----------------------------------
Less than 1                                         6%
At least 1, but less than 2                         6%
At least 2, but less than 3                         5%
At least 3, but less than 4                         5%
At least 4, but less than 5                         4%
At least 5, but less than 6                         3%
At least 6, but less than 7                         2%
At least 7                                        None

     Any surrender charge will be deducted from the amount requested for withdrawal or surrender.

                                        #


Annual Administration Charge

     To cover the costs of providing certain administrative services such as maintaining Policy records, communicating with Policyowners, and processing transactions, we deduct an Annual Administration Charge of $30 for the prior Policy Year on each Policy Anniversary. We will also deduct this charge if the Policy is surrendered for its Cash Surrender Value, unless the Policy is surrendered on a Policy Anniversary.

     If the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the Annual Administration Charge for the prior Policy Year. We will also waive the Annual Administration Charge if the Policy is a Tax-Sheltered Annuity.

     The charge will be assessed proportionately from any Sub-Accounts and the Guarantee Periods in which you are invested. If the charge is obtained from a Sub-Account(s), we will cancel the appropriate number of Units credited to this Policy based on the Unit Value at the end of the Valuation Period when the charge is assessed.

Daily Administration Fee

     At each Valuation Period, we deduct a daily administration fee at an annual rate of 0.15% from the assets of each Sub-Account of the Variable Account. This daily administration fee relates to other administrative costs under the Policies.

Transfer Processing Fee

     There is no limit to the number of transfers that you can make between Sub-Accounts or the Guarantee Periods. The first 12 transfers during each Policy Year are currently free, although we reserve the right to change this procedure. We currently assess a $25 transfer fee for the 13th and each additional transfer in a Policy Year. A transfer request, (which includes Written Notices and telephone calls) is considered to be one transfer, regardless of the number of Sub-Accounts or Guarantee Periods affected by the request. The processing fee will be deducted proportionately from the receiving Sub-Account(s) and/or Guarantee Period(s). The $25 transfer fee is waived when using the Intouch(R) Voice Response System, portfolio rebalancing, and dollar cost averaging. See "Transfers" for the rules concerning transfers.

Mortality and Expense Risk Charge

     We assess an annual mortality and expense risk charge, deducted at each Valuation Period from the assets of the Variable Account. This charge:

     . is an annual rate of 1.25% of the average daily value of the net assets in the Variable Account;

     . is assessed during the accumulation period, but is not charged after the Annuity Date;

     . consists of approximately 0.75% to cover the mortality risk and approximately 0.50% to cover the expense risk; and

     . is guaranteed not to increase for the duration of the Policy.

     The mortality risk we assume arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policy) for the full life of all Annuitants regardless of how long each may live. This means:

     . Mortality risk is the risk that Annuitants may live for a longer period of time than we estimated when we established our guarantees in the Policy.

     . Each Annuitant is assured that neither his or her longevity, nor an improvement in life expectancy generally, will have any adverse effect on the annuity payments received under the Policy.

     . The Annuitant will not outlive the funds accumulated for retirement.

     . We guarantee to pay a Death Benefit if the Last Surviving Annuitant dies before the Annuity Date (see "Proceeds on Death of Last Surviving Annuitant Before Annuity Date (The Death Benefit)").

     . No surrender charge is assessed against the payment of the Death Benefit, which also increases the mortality risk.

     The expense risk we assume is the risk that the surrender charges, Annual Administration Charge, daily administration fee, and transfer fees may be insufficient to cover our actual future expenses.

                                        #

     If the mortality and expense charges are sufficient to cover such costs and risks, any excess will be profit to the Company and may be used for distribution expenses. However, if the amounts deducted prove to be insufficient, the loss will be borne by us.

Waiver of Surrender Charge

     When the Policy has been in effect for 1 year, surrender charges and any applicable Market Value Adjustment will be waived on any partial withdrawal or surrender after you provide us written evidence, satisfactory to us and signed by a qualified physician, that:

     1. you are terminally ill, provided:

        a) your life expectancy is not more than 12 months due to the severity and nature of the terminal illness; and

        b) the diagnosis of the terminal illness was made after the Effective Date of this Policy.

                                       OR

     2. you are or have been confined to a hospital, nursing home or long-term care facility for at least 90 consecutive days, provided:

        a) confinement is for medically necessary reasons at the recommendation of a physician;

        b) the hospital, nursing home or long-term care facility is licensed or otherwise recognized and operating as such by the proper authority in the state where it is located, the Joint Commission on Accreditation of Hospitals or Medicare and satisfactory evidence of such status is provided to us; and

        c) the withdrawal or surrender request is received by us no later than 91 days after the last day of your confinement.

     For Policies issued on or after May 1, 1996, this provision is not available if any Owner was attained age 81 or older on the Effective Date. This provision may not be available in all jurisdictions.

Reduction or Elimination of Surrender Charges and Annual Administration Charges

     The amount of surrender charges and/or the Annual Administration Charge may be reduced or eliminated when some or all of the policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. In determining whether to reduce or eliminate such expenses, we will consider certain factors, including:

     1. the size and type of group to which the administrative services are to be provided and the sales are to be made. Generally, sales and administrative expenses for a larger group are smaller than for a smaller group because large numbers of sales may result in fewer sales contacts.

     2. the total amount of premiums. Per dollar sales expenses are likely to be less on larger premiums than on smaller ones.

     3. any prior or existing relationship with the Company. Policy sales expenses are likely to be less when there is a prior or existing relationship because there is a likelihood of more sales with fewer sales contacts.

     4. the level of commissions paid to selling broker/dealers. For example, certain broker/dealers may offer policies in connection with financial planning programs on a fee for service basis. In view of the financial planning fees, such broker/dealers may elect to receive lower commissions for sales of the policies, thereby reducing the Company's sales expenses.

     If it is determined that there will be a reduction or elimination in sales expenses and/or administration expenses, the Company will provide a reduction in the surrender charge and/or the Annual Administration Charge. Such charges may also be eliminated when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; The Canada Life Assurance Company; Canada Life Insurance Company of New York; J. & W. Seligman & Co. Incorporated; any selling Broker/Dealer; or any of their affiliates. In no event will reduction or elimination of the surrender charge and/or Annual Administration Charge be permitted where such reduction or elimination will be discriminatory to any person.

                                        #

     In addition, if the Policy Value on the Policy Anniversary is $35,000 or more, we will waive the Annual Administration Charge for the prior Policy Year.

Taxes

     We will incur premium taxes in some jurisdictions relating to the policies. Depending on the jurisdiction, we deduct any such taxes from either: a) the premiums when paid; or b) the Policy Value when it is applied under a payment option, at cash surrender or upon partial withdrawal. A summary of current state premium tax rates is contained in Appendix A.

     When any tax is deducted from the Policy Value, it will be deducted proportionately from the Sub-Accounts and the Guarantee Periods in which you are invested.

     We reserve the right to charge or provide for any taxes levied by any governmental entity, including:

     1. taxes that are against or attributable to premiums, Policy Values or annuity payments; or

     2. taxes that we incur which are attributable to investment income, capital gains retained as part of our reserves under the policies, or from the establishment or maintenance of the Variable Account.

Other Charges Including Investment Management Fees

     Each Portfolio is responsible for all of its operating expenses, which are deducted daily. In addition, the Fund pays J. & W. Seligman & Co. Incorporated (the Manager) fees for investment management services. Fees for investment management services are deducted and paid daily at an annual rate from each Portfolio as a percentage of the average daily net assets of the Portfolio. You pay these fees and expenses indirectly. The Prospectus and Statement of Additional Information for the Fund provides more information concerning the investment advisory fee, other charges assessed against the Portfolio, and the investment advisory services provided to such Portfolios.

Payment Options

     The Policy ends when we pay the proceeds on the Annuity Date. We will apply the Policy Value under Payment Option 1, less a 2% fee for administration and sales charges, unless you have an election on file at our Administrative Office to receive another mutually agreed upon payment option (Payment Option 2). The proceeds we will pay will be the Policy Valueless a 2% fee for administration and sales charges, if paid on the first day of the month after any Annuitant's 100th birthday. See "Proceeds on Annuity Date." We require the surrender of your Policy so that we may issue a supplemental policy for the applicable payment option. The supplemental policy may be issued by an affiliated company and will name who will receive the annuity payments and describe when the annuity payments will be made. You may annuitize at any time.

Election of Options

     You may elect, revoke or change a payment option at any time before the Annuity Date and while the Annuitant(s) is living. If an election is not in effect at the Last Surviving Annuitant's death, or if payment is to be made in one lump sum under an existing election, the Beneficiary may elect one of the options. This election must be made within one year after the Last Surviving Annuitant's death and before any payment has been made.

     An election of an option and any revocation or change must be made in a Written Notice. It must be filed with our Administrative Office with the written consent of any irrevocable Beneficiary or assignee at least 30 days before the Annuity Date.

     An option may not be elected and we will pay the proceeds in one lump sum if either of the following conditions exist:

     1. the amount to be applied under the option is less than $1,000; or

     2. any periodic payment under the election would be less than $50.

                                        #


Description of Payment Options

Payment Option 1: Life Income With Payments for 10 Years Certain

     We will pay the proceeds in equal amounts each month, quarter, or year during the Annuitant's lifetime or for 10 years, whichever is longer.

Payment Option 2: Mutual Agreement

     We will pay the proceeds according to other terms, if those terms are mutually agreed upon.

Amount of Payments

     The amount of each payment is based upon the interest rate and Policy Value in effect at the time the payment option is elected, less a 2% fee for administration and sales charges. If Payment Option 1 is selected, we will determine the amount from the tables in the Policy, which use the Annuitant's age. We will determine age from the nearest birthday at the due date of the first payment.

     The amount of each payment will vary according to the frequency of the payments and the length of the guarantee period during which we make the payments.

     . The more frequently the payments are made, the lower the amount of each payment. For example, with all other factors being equal, payments made monthly will be lower than payments made annually.

     . The longer the guarantee period during which payments are made, the lower the amount of each payment. For example, with all other factors being equal, payments guaranteed for twenty years will be lower than payments guaranteed for ten years.

Payment Dates

     The payment dates of the options will be calculated from the date on which the proceeds become payable.

Age and Survival of Annuitant

     We have the right to require proof of age of the Annuitant(s) before making any payment. When any payment depends on the Annuitant's survival, we will have the right, before making the payment, to require proof satisfactory to us that the Annuitant is alive.

Other Policy Provisions

Policyowner

     During any Annuitant's lifetime and before the Annuity Date, you have all of the ownership rights and privileges granted by the Policy. If you appoint an irrevocable Beneficiary or assignee, then your rights will be subject to those of that Beneficiary or assignee.

     During any Annuitant's lifetime and before the Annuity Date, you may also name, change or revoke a Policyowner(s), Beneficiary(ies), or Annuitant(s) by giving us Written Notice. Any change of Policyowner(s) or Annuitant(s) must be approved by us.

     A change of any Policyowner may result in resetting the Death Benefit to an amount equal to the Policy Value as of the date of the change.

     With respect to Qualified Policies generally, however:

     . the Policy may not be assigned (other than to us);

     . Joint Ownership is not permitted; and

     . the Policyowner or plan participant must be the Annuitant.


                                        #

Beneficiary

     We will pay the Beneficiary any proceeds payable on your death or the death of the Last Surviving Annuitant. During any Annuitant's lifetime and before the Annuity Date, you may name and change one or more beneficiaries by giving us Written Notice. However, we will require Written Notice from any irrevocable Beneficiary or assignee specifying their consent to the change.

     We will pay the proceeds under the Beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving Beneficiary(ies) equally. If no Beneficiary is living when you or the Last Surviving Annuitant dies, or if none has been appointed, the proceeds will be paid to you or your estate.

Termination

     We may pay you the Cash Surrender Value and terminate the Policy if before the Annuity Date all of these events simultaneously exist:

     1. you have not paid any premiums for at least two years;

     2. the Policy Value is less than $2,000; and 3. the total premiums paid, less any partial withdrawals, is less than $2,000.

     We will mail you a notice of our intention to terminate the Policy at least six months in advance. The Policy will automatically terminate on the date specified in the notice unless we receive an additional premium before such date. This additional premium must be at least the minimum amount specified in "Additional Premium."

     Qualified Policies may be subject to distribution restrictions. See "FEDERAL TAX STATUS."

Written Notice

     Written Notice must be signed and dated by you. It must be of a form and content acceptable to us. Your Written Notice will not be effective until we receive and file it. However, any change provided in your Written Notice will be effective as of the date you signed the Written Notice:

     1. subject to any payments or other actions we take prior to receiving and filing your Written Notice; and

     2. whether or not you or the Last Surviving Annuitant are alive when we receive and file your Written Notice.

Periodic Reports

     We will mail you a report showing the following items about your Policy:

     1. the number of Units credited to the Policy and the dollar value of a Unit;

     2. the Policy Value;

     3. any premiums paid, withdrawals, and charges made since the last report; and

     4. any other information required by law.

     The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you:

     1. at least annually, or more often as required by law; and

     2. to your last address known to us.

Assignment

     You may assign a Nonqualified Policy or an interest in it at any time before the Annuity Date and during any Annuitant's lifetime. Your rights and the rights of any Beneficiary will be affected by an assignment. An assignment must be in a Written Notice acceptable to us. It will not be binding on us until we receive and file it at our Administrative Office. We are not responsible for the validity of any assignment.

                                        #

     An assignment of a Nonqualified Policy may result in certain tax consequences to the Policyowner. See "Transfers, Assignment or Exchanges of a Policy."

Modification

     Upon notice to you, we may modify the Policy, but only if such modification:

     1. is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or

     2. is necessary to assure continued qualification of the Policy under the Code or other federal or state laws relating to retirement annuities or variable annuity policies; or

     3. is necessary to reflect a change in the operation of the Variable Accounts; or

     4. provides additional Variable Account and/or fixed accumulation options.

     In the event of any such modification, we may make any appropriate endorsement to the Policy.

Notification of Death

     The death of the Annuitant(s) and/or the Owner(s) must be reported to us immediately, and we will require Due Proof of Death. We will pay the proceeds based upon the date we receive the Due Proof of Death. In the case of death after the Annuity Date, we are entitled to immediately recover, and are not responsible for, any mispayments made because of a failure to notify us of any such death.

                            YIELDS AND TOTAL RETURNS

Yields

     From time to time, we may advertise yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historical earnings and do not indicate or project future performance. Each Sub-Account may, from time to time, advertise performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Effective yields and total returns for the Sub-Accounts are based on the investment performance of the corresponding Portfolios of the Fund. The Fund's performance reflects the Fund's expenses. See the attached prospectus for the Fund for more information.

     The yield of the Cash Management Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7 day period. The yield is calculated by assuming that the income generated for that 7 day period is generated each 7 day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Sub-Account (except the Cash Management Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

     Standardized Average Annual Total Return. The standardized average annual total return quotations of a Sub-Account represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which standardized average annual total return quotations are provided. Standardized average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning of the measuring period to the end of that period, 1, 5 and 10 years or since the inception of the Sub-Account. Standardized average annual total return reflects all historic investment results, less all charges and deductions applied against the Sub-Account (including any surrender charge that would apply if a Policyowner terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes).

                                        #

     Other Total Returns. We may, in addition, advertise performance information computed on a different basis.

     1) NonStandardized Average Annual Total Return. We may present non-standardized average annual total return information computed on the same basis as described above, except deductions will not include the surrender charge. This presentation assumes that the investment in the Policy persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the Policy.

     2) Adjusted Historic Fund Average Annual Total Return. We may present nonstandardized "adjusted" average annual total returns for the Fund since its inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic fund performance includes data that precedes the inception dates of the Sub-Accounts. This data is designed to show the performance that would have resulted if the Sub-Account had been in existence during that time.

Industry Comparison

     We may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable annuity issuers in general. We may also compare the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (Lipper) and the Variable Annuity Research Data Service (VARDS) are independent services which monitor and rank the performances of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Other services or publications may also be cited in our advertising and sales literature.

     Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analysis prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     We may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's composite index of 500 common stocks, a widely used index to measure stock market performance. This unmanaged index does not reflect any "deduction" for the expense of operating or managing an investment portfolio. We may also make comparison to Lehman Brothers Government/Corporate Bond Index, an index that includes the Lehman Brothers Government Bond and Corporate Bond Indices. These indices are total rate of return indices. The Government Bond Index includes the Treasury Bond Index (public obligations of the U.S. Treasury) and the Agency Bond Index (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt. All issues have at least a one-year maturity, and all returns are at market value inclusive of accrued interest. Other independent indices such as those prepared by Lehman Brothers Bond Indices may also be used as a source of performance comparison.

     We may also compare the performance of each Sub-Account in advertising and sales literature to the Dow Jones Industrial Average, a stock average of 30 blue chip stock companies that does not represent all new industries. Other independent averages such as those prepared by Dow Jones & Company, Inc. may also be used as a source of performance comparison. Day to day changes may not be reflective of the overall market when an average is composed of a small number of companies.

                                  TAX DEFERRAL

     Under current tax laws any increase in Policy Value is generally not taxable to you or an Annuitant until received, subject to certain exceptions. See "FEDERAL TAX STATUS." This deferred tax treatment may be beneficial to you in building assets in a long-range investment program.

     We may also distribute sales literature or other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy

                                        #

(or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis where allowed by state law. All income and capital gains derived from Sub- Account investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can result in substantial long-term accumulation of assets, provided that the investment experience of the underlying Portfolio of the Fund is positive.

                               FEDERAL TAX STATUS

      THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

Introduction

     This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity Policy we issue. Any person concerned about these tax implications should consult a tax adviser before initiating any transaction. This discussion is based upon general understanding of the present federal income tax laws. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     The Policy may be purchased on a nonqualified tax basis (Nonqualified Policy) or purchased and used in connection with plans qualifying for favorable tax treatment (Qualified Policy). The Qualified Policy was designed for use by individuals whose premium payments are comprised of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, and on the economic benefit to the Policyowner, an Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of a Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that receive the intended special federal income tax treatment.

The Company's Tax Status

     The Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. The operations of the Variable Account are a part of and taxed with our operations. We are taxed as a life insurance company under Subchapter L of the Code.

     At the present time, we make no charge for any federal, state or local taxes (other than premium taxes) that we incur which may be attributable to the Variable Account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Tax Status of the Policy

Diversification Requirements

     Section 817(h) of the Code provides that separate account investments underlying a policy must be "adequately diversified" in accordance with Treasury regulations in order for the policy to qualify as an annuity policy under
Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various divisions of the Accounts may be invested. Although we do not have control over the Fund in which the Variable Account invests, we believe that each Portfolio in which the Variable Account owns shares will meet the diversification requirements.

                                        #

Policyowner Control

     In certain circumstances, variable annuity policyowners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity policyowner's gross income. Several years ago, the IRS stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the policyowner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner of the Policy has the choice of more subdivisions to which to allocate premiums and Policy Values than such rulings, has a choice of investment strategies different from such rulings, and may be able to transfer among subdivisions more frequently than in such rulings. These differences could result in the policyowner being treated as the owner of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Variable Account.

Required Distributions

     In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Policyowner dies on or after the Annuity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Policyowner's death; and (b) if any Policyowner dies prior to the Annuity Date, the entire interest in the Policy will be distributed within five years after the date of the Policyowner's death. These requirements will be considered satisfied as to any portion of the Policyowner's interest which is payable to or for the benefit of a "Designated Beneficiary" and which is distributed over the life of such "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Policyowner's death. The Policyowner's "Designated Beneficiary" is the person designated by such Policyowner as a Beneficiary and to whom proceeds of the Policy passes by reason of death and must be a natural person. However, if the Policyowner's "Designated Beneficiary" is the surviving spouse of the Policyowner, the Policy may be continued with the surviving spouse as the new Policyowner.

     The Nonqualified Policies contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Policies. See "Minimum Distribution Requirements."

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes.

Taxation of Annuities

In General

     Section 72 of the Code governs taxation of annuities in general. We believe that a Policyowner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the accumulation value (e.g., partial withdrawals and surrenders) or as annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the

                                        #


accumulation value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

     The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract's accumulation value over the Policy's "investment in the contract" during the taxable year. There are some exceptions to this rule and a prospective Policyowner that is not a natural person may wish to discuss these with a tax adviser.

     The following discussion generally applies to policies owned by natural persons.

Withdrawals/Distributions

     In the case of a distribution under a Qualified Policy (other than a Policy issued in connection with a Section 457 plan), under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Policy, reduced by the amount of any prior distribution which was not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Policies.

     In the case of a withdrawal/distribution (e.g., surrender, partial withdrawal or systematic withdrawal) under a Nonqualified Policy before the Annuity Date, under Code Section 72(e) amounts received are generally first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The treatment of Market Value Adjustments for purposes of these rules is unclear. A tax adviser should be consulted if a distribution occurs to which a Market Value Adjustment applies.

Annuity Payments

     Although tax consequences may vary depending on the annuity option elected under an annuity contract, under Code Section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable income payments, in general, the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes the specific dollar amount of each annuity payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed income payments (prior to recovery of the investment in the contract), in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

Taxation of Death Benefit Proceeds

     Amounts may be distributed from a Policy because of the death of a Policyowner or the Last Surviving Annuitant. Generally, such amounts are includable in the income of the recipient as follows:

     1. if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy; or

     2. if distributed under a payment option, they are taxed in the same manner as annuity payments.

     For these purposes, the investment in the contract is not affected by a Policyowner or Annuitant's death. That is the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

                                        #


Penalty Tax on Certain Withdrawals

     In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

     1. made on or after the taxpayer reaches age 59 1/2;

     2. made on or after the death of a Policyowner (or if the Policyowner is not an individual, the death of the primary Annuitant);

     3. attributable to the Policyowner becoming disabled;

     4. as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and Beneficiary;

     5. made under an annuity Policy that is purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and

     6. made under certain annuities issued in connection with structured settlement agreements.

     Other tax penalties may apply to certain distributions under a Qualified Policy, as well as to certain contributions and other circumstances.

Transfers, Assignments, or Exchanges of a Policy

     A transfer of ownership, the designation of an Annuitant or other Beneficiary who is not also the Policyowner, the designation of certain annuity starting dates, or the exchange of a Policy may result in certain tax consequences to the Policyowner that are not discussed herein. A Policyowner contemplating any such transfer, assignment, designation, or exchange of a Policy should contact a tax adviser with respect to the potential tax effects of such a transaction.

Withholding

     Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from Section 401(a) plans,
Section 401(k) plans, Section 403(a) annuities, and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, certain distributions of after-tax contributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan,
Section 403(b) tax sheltered annuity, governmental 457 plans, or IRA.

Multiple Policies

     Section 72(e)(11) of the Code treats all nonqualified deferred annuity policies entered into after June 21, 1988 that are issued by us (or our affiliates) to the same owner during any calendar year as one annuity Policy for purposes of determining the amount includable in gross income under Code Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policyowner should consult a tax adviser before purchasing more than one annuity contract.

                                        #

Possible Tax Changes

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

Taxation of Qualified Plans

     The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in certain other circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policyowners, the Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Policies. Policyowners are responsible for determining that contributions, distributions and other transactions with respect to the Policies satisfy applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with which we will issue a Policy. We will amend the Policy as instructed to conform it to the applicable legal requirements for such plan.

Individual Retirement Annuities and Simplified Employee Pensions (SEP/IRAs)

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans,
Section 403(b) tax sheltered annuity, governmental 457 plans, may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Policy for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service.

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using an IRA for such purpose, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employee to an IRA. Employers intending to use the Policy in connection with such plans should seek advice.

     Purchasers of a Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek advice as to the suitability of the Policy for use with IRAs. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a Death Benefit provision such as the provision in the Policy comports with IRA qualification requirements.

SIMPLE Individual Retirement Annuities

     Certain small employers may establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer a percentage of compensation up an amount specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

                                        #

ROTH Individual Retirement Annuities

     Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10 percent penalty tax may apply to distributions made (1) before age
59 1/2 (subject to certain exceptions) and/or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Minimum Distribution Requirements

     The Code requires that minimum distributions from an IRA begin no later than April 1 of the year following the year in which the Policyowner attains age 70 1/2. Failure to do so results in a federal tax penalty of 50% of the amount not withdrawn. This penalty is in addition to normal income tax. We will calculate the minimum distribution requirement (MDR) only for funds invested in this Policy and subject to our administrative guidelines, including but not limited a minimum withdrawal amount of $250. Surrender charges are not applied against required minimum distributions.

     No minimum distributions are required from a Roth IRA during your life, although upon your death certain distribution requirements apply.

     The Code Minimum Distribution Requirements also apply to distributions from qualified plans other than IRAs. For qualified plans under Sections 401(a), 401(k), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age
70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5% Owner" (as defined in the Code), distributions generally must begin no later than the date described in (i). You are responsible for ensuring that distributions from such plans satisfy the Code minimum distribution requirements.

Corporate And Self-Employed (H.R.10 and Keogh) Pension And Profit-Sharing Plans

     Sections 401(a), 401(k) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individual Tax Retirement Act of 1962, as amended, commonly referred to as "H.R.10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies in order to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments. Employers intending to use the Policy in connection with such plans should seek advice.

     The Policy includes a Death Benefit that in some cases may exceed the greater of the premium payments or the Policy Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans

     Section 457 of the Code provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. All distributions are taxable as ordinary income. Except for governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer.

                                        #

Tax-Sheltered Annuity Plans

     Section 403(b) of the Code permits public school systems and certain tax exempt organizations specified in Section 501(c)(3) to make payments to purchase annuity policies for their employees. Such payments are excludable from the employee's gross income (subject to certain limitations), but may be subject to FICA (Social Security) taxes. The Policy includes a Death Benefit that in some cases may exceed the greater of the premium payments or the Policy Value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. Under Code requirements, Section 403(b) annuities generally may not permit distribution of:
1) elective contributions made in years beginning after December 31, 1988; 2) earnings on those contributions; and 3) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Under Code requirements, distributions of such amounts will be allowed only: 1) upon the death of the employee; or 2) on or after attainment of age 59 1/2; or 3) separation from service; or 4) disability; or 5) financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. With respect to these restrictions, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the SEC to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.

Other Tax Consequences

     Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

     As noted above, the foregoing comments about the federal tax consequences under these policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner or recipient of the distribution. A tax adviser should be consulted for further information.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon: 1) termination of employment in the Texas public institutions of higher education; 2) retirement; or 3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer or a certificate of death before Policy Values can be withdrawn or surrendered.

                            DISTRIBUTION OF POLICIES

     Canada Life of America Financial Services, Inc. (CLAFS) acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies for the Variable Account. CLAFS, our wholly-owned subsidiary and a Georgia corporation organized on January 18, 1988, is registered with the SEC under the Securities Exchange Act of 1934 (1934 Act) as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). CLAFS' principal business address is 6201 Powers Ferry Road, NW, Atlanta, Georgia.

     Sales of the Policies will be made by registered representatives of broker/dealers registered under the 1934 Act and authorized by CLAFS to sell the Policies. Such registered representatives will be licensed insurance agents appointed with our Company and authorized by applicable law to sell variable annuity policies. CLAFS and our Company have entered into a promotional agent (distribution) agreement with Seligman Advisors, Inc. (Seligman Advisors). Seligman Advisors is a broker/dealer registered with the SEC under the 1934 Act and is a member of the NASD. Under the promotional agent distribution agreement, Seligman Advisors will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Seligman Advisors will prepare sales and promotional materials for the Policies. CLAFS will pay distribution compensation to selling broker/dealers in varying amounts which, under normal circumstances, is not expected to exceed 6.5% of premium payments under the Policies.

                                        #

     Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS's operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

     Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to Owners or the Variable Account.

     The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue this offering at any time.

                                LEGAL PROCEEDINGS

     Certain affiliates of the Company, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the principal underwriter, or the Company.

                                  VOTING RIGHTS

     To the extent deemed to be required by law and as described in the prospectus for the Fund, portfolio shares held in the Variable Account and in our general account will be voted by us at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote the portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to you will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which the Variable Account value is allocated. You only have voting interest prior to the Annuity Date.

     The number of votes of a Portfolio which are available to you will be determined as of the date coincident with the date established for determining shareholders eligible to vote at the relevant meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

                                        #


     Fund shares as to which no timely instructions are received and shares held by us in a Sub-Account as to which you have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes cast on such item.

     Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other material relating to the appropriate Portfolios.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

     Canada Life Insurance Company of America is a member of the Insurance Marketplace Standards Association (IMSA) and as such may include the IMSA logo and information about IMSA membership in its advertisements and sales literature. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuity products.

                              FINANCIAL STATEMENTS

     Our balance sheets as of December 31, 2001 and 2000, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information. The Variable Account's statements of assets and liabilities as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained in the Statement of Additional Information.

     The financial statements of the Company included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   DEFINITIONS

     Administrative Office: Our office at the address shown on page 1 of the Prospectus. This is our mailing address.

     Annuitant(s): Any natural person(s) whose life is used to determine the duration of any payments made under a payment option involving a life contingency. The term Annuitant(s) also includes any Joint Annuitant(s), a term used solely to refer to more than one Annuitant. There is no other distinction between the terms Annuitant(s) and Joint Annuitant(s). A Joint Annuitant is not allowed under a Qualified Policy and any designation of a Joint Annuitant under a Qualified Policy will be of no effect.

     Annuity Date: The date when the proceeds will be paid under an annuity payment option or on the first day of the month after any Annuitant reaches age 100, whichever occurs first.

     Beneficiary(ies): The person(s) to whom we will pay the proceeds payable on your death or on the death of the Last Surviving Annuitant.

     Cash Surrender Value: The Policy Value less any applicable surrender charge, Annual Administration Charge and Market Value Adjustment.

     Due Proof of Death: Proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

     Effective Date: The date we accept your completed application and apply your initial premium.

     Fixed Account: Part of our general account that provides a Guaranteed Interest Rate for a specified Guarantee Period. This account is not part of and does not depend on the investment performance of the Variable Account.

     Guarantee Amount: Before the Annuity Date, the amount equal to that part of any Net Premium allocated to, or Policy Value transferred to, the Fixed Account for a designated Guarantee Period with a particular expiration date (including interest) less any withdrawals (including any applicable surrender charges, Market Value Adjustments and premium tax charges) or transfers (including any applicable Market Value Adjustments).

                                        #


     Guarantee Period: A specific number of years for which we agree to credit a particular effective annual rate of interest. We currently offer Guarantee Periods of one, three, five, seven and ten years.

     Guaranteed Interest Rate: The applicable effective annual rate of interest that we will pay on a Guarantee Amount. The Guaranteed Interest Rate will be at least three percent per year.

     Last Surviving Annuitant(s): The Annuitant(s) or Joint Annuitant(s) that survives the other.

     Market Value Adjustment: A positive or negative adjustment assessed upon the surrender, withdrawal, or transfer of any portion of a Guarantee Amount before the expiration of its Guarantee Period.

     Net Premium: The premium(s) paid less any premium tax deducted in the year the premium is paid.

     Nonqualified Policy: A Policy that is not a "qualified" Policy under the Internal Revenue Code of 1986, as amended (Code).

     Owner(s): The individual(s), trust(s), corporation(s), or any other entity(ies) entitled to exercise ownership rights and privileges under the Policy. The term Owner(s) also includes any Joint Owner(s), a term used solely for the purpose of referring to more than one Owner. There is no other distinction between the terms Owner(s) and Joint Owner(s).

     Policy: The flexible premium variable deferred annuity Policy offered by this Prospectus.

     Policy Value: The sum of the Variable Account value and the Fixed Account value.

     Policy Date: The date the Policy goes into effect.

     Policy Years, Months, and Anniversaries: Starts on the same month and day as the Policy Date.

     Qualified Policy: A Policy issued in connection with plans that receive special federal income tax treatment under Sections 401, 403(a), 403(b), 408, 408A, or 457 of the Code.

     Unit: A measurement used in the determination of the Policy's Variable Account value before the Annuity Date.

     Valuation Day: Each day the New York Stock Exchange is open for trading.

     Valuation Period: The period beginning at the close of business on a Valuation Day and ending at the close of business on the next succeeding Valuation Day. The close of business is when the New York Stock Exchange closes (usually at 4:00 P.M. Eastern Time).


                                        #


                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL POLICY PROVISIONS                                          3
  Contract                                                            3
  Incontestability                                                    3
  Misstatement Of Age or Sex                                          3
  Currency                                                            3
  Place Of Payment                                                    3
  Non-Participation                                                   3
  Our Consent                                                         3
PRINCIPAL UNDERWRITER                                                 4
CALCULATION OF YIELDS AND TOTAL RETURNS                               4
  Cash Management Yields                                              4
  Other Sub-Account Yields                                            5
  Total Returns                                                       6
    A. Standardized "Average Annual Total Returns"                    6
    B. Nonstandardized "Average Annual Total Returns"                 9
  Effect of the Annual Administration Charge on Performance Data     11
SAFEKEEPING OF ACCOUNT ASSETS                                        11
STATE REGULATION                                                     11
RECORDS AND REPORTS                                                  11
LEGAL MATTERS                                                        12
EXPERTS                                                              12
OTHER INFORMATION                                                    12
FINANCIAL STATEMENTS                                                 12

                                        #


                         APPENDIX A: STATE PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                                                                     Tax Rate

                                                                                          Qualified         Nonqualified
          State                                                                           Contracts           Contracts
          ------                                                                          -----------     ----------------
          California                                                                           0.50%             2.35%
          Maine                                                                                0.00%             2.00%
          Nevada                                                                               0.00%             3.50%
          South Dakota                                                                         0.00%             1.25%
          West Virginia                                                                        1.00%             1.00%
          Wyoming                                                                              0.00%             1.00%

                                        #


                   APPENDIX B: CONDENSED FINANCIAL INFORMATION

     The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the "Financial Statements" section of the Statement of Additional Information.

     The table below sets forth certain information for the period from commencement of business operations on June 21, 1993 through December 31, 2001. We do not provide Accumulation Unit Values for any date prior to the inception of the Variable Account.

ACCUMULATION UNIT VALUE

                           As of     As of      As of     As of     As of     As of      As of     As of     As of
                          Inception
Sub-Account               12/31/01  12/31/00   12/31/99  12/31/98  12/31/97  12/31/96   12/31/95  12/31/94  12/31/93   6/21/93
--------------------      --------  --------   --------  --------  --------   --------  --------  --------  --------   --------

Investment Grade
  Fixed Income              $18.57    $17.85     $16.42    $17.43    $16.33    $15.22     $15.45    $13.17    $13.84    $13.52
Capital                     $49.76    $60.05     $56.13    $37.12    $30.81    $25.79     $22.89    $18.29    $19.62    $17.53
Cash Management             $ 1.61    $ 1.58     $ 1.50    $ 1.45    $ 1.40    $ 1.34     $ 1.29    $ 1.25    $ 1.22    $ 1.22
Common Stock                $34.16    $39.48     $44.74    $40.10    $32.75    $27.42     $23.20    $18.53    $18.74    $17.38
Communications and
  Information               $29.42    $28.33     $45.02    $24.57    $18.26    $15.17     $14.17    $10.40      *        --
Frontier                    $16.36    $17.91     $21.58    $18.77    $19.32    $16.86     $13.83    $10.54      *        --
Global Growth               $12.87    $16.30     $19.62    $13.05    $10.88    $ 9.82     ***        --        --        --
Global Smaller Companies    $13.26    $15.87     $18.84    $14.89    $14.17    $13.91     $11.91    $10.32      *        --
Global Technology           $20.38    $26.51     $35.26    $16.34    $12.11    $10.29     ***        --        --        --
High-Yield Bond             $10.01    $11.90     $13.25    $13.54    $13.59    $11.99     $10.63     **        --        --
Income                      $21.66    $22.30     $23.12    $22.79    $21.45    $19.11     $18.20    $15.69    $16.97    $16.30
International Growth        $ 9.82    $13.18     $19.79    $15.84    $13.87    $13.00     $12.34    $11.26    $11.34     $9.98
Large-Cap Growth            $ 8.03    $ 9.98     $12.05     *****     --        --         --        --        --        --
Large-Cap Value             $10.63    $11.76     $ 9.47    $ 9.88      ****     --         --        --        --        --
Small-Cap Value             $17.52    $14.38     $10.97    $ 8.22      ****     --         --        --        --        --

     See Page 47 for footnotes.

                                        #


Number of Units Outstanding At End of Period

                                    As of      As of     As of     As of     As of      As of     As of     As of     As of
Sub-Account                       12/31/01   12/31/00  12/31/99  12/31/98  12/31/97   12/31/96  12/31/95  12/31/94  12/31/93
--------------------              --------  --------   --------  --------  --------   --------  --------  --------  --------
Investment Grade
  Fixed Income                    362,522    355,508    299,153   302,558   303,296    174,526   118,761    64,614    15,084
Capital                           476,274    603,416    474,940   485,399   486,445    364,487   177,869    62,358     4,660
Cash Management                 6,826,406  6,865,725 11,215,405 6,178,761 5,291,742  6,138,138 4,756,453   434,226    56,138
Common Stock                      670,873    809,224  1,020,957 1,044,087   992,580    743,848   406,237   127,570    35,206
Communications and Information  2,941,368  3,517,554  3,821,257 3,963,361 4,053,481  3,582,800 2,516,239    47,541         *
Frontier                          615,552    746,471    970,283 1,684,443 1,806,075  1,536,337   785,660    11,609         *
Global Growth                     334,629    484,393    558,642   604,445   437,357    131,675       ***        --        --
Global Smaller Companies          721,036    862,493    996,611 1,310,083 1,380,030  1,173,248   408,870    12,740         *
Global Technology                 524,965    711,386    569,543   322,591   271,907    108,483       ***        --        --
High-Yield Bond                 1,212,980  1,211,489  1,903,614 2,279,540 1,671,215    939,456   275,716        **        --
Income                            190,877    237,020    340,851   394,266   386,042    423,690   262,103   124,878    27,474
International Growth              476,930    531,957    498,296   591,251   634,692    548,115   329,980   150,440    47,001
Large-Cap Growth                  432,555    471,175    246,607     *****        --         --        --        --        --
Large-Cap Value                   708,795    496,436    590,205   362,174      ****         --        --        --        --
Small-Cap Value                   480,478    388,359    372,720   268,697      ****         --        --        --        --

     * The Accumulation Unit Values for the Communications and Information, Frontier and Global Smaller Companies Sub-Accounts' first Valuation Period were set at $10.00. Since these Sub-Accounts commenced operations October 11, 1994, there were no Accumulation Unit Values or Outstanding Units to report at or prior to December 31, 1993.

     ** The Accumulation Unit Value for the High-Yield Bond Sub-Account's first Valuation Period was set at $10.00. Since this Sub-Account commenced operations May 1, 1995, there were no Accumulation Unit Values or Outstanding Units to report at or prior to December 31, 1994.

     *** The Accumulation Unit Values for the Global Technology and Global Growth Sub-Accounts' first Valuation Period were set at $10.00. Since these Sub-Accounts commenced operations May 1, 1996, there were no Accumulation Unit Values or Outstanding Units to report at or prior to December 31, 1995.

     **** The Accumulation Unit Values for the Large-Cap Value and Small-Cap Value Sub-Accounts' first Valuation Period were set at $10.00. Since these Sub-Accounts commenced operations May 1, 1998, there were no Accumulation Unit Values or Outstanding Units to report at or prior to December 31, 1997.

     ***** The Accumulation Unit Value for the Large-Cap Growth Sub-Account's first Valuation Period was set at $10.00. Since this Sub-Account commenced operations May 1, 1999, there were no Accumulation Unit Values or Outstanding Units to report at or prior to December 31, 1998.

                                        #

                       This Page Intentionally Left Blank

SELIGMAN

o Seligman Capital Portfolio

o Seligman Cash Management Portfolio

o Seligman Common Stock Portfolio

o Seligman Communications and Information Portfolio

o Seligman Frontier Portfolio

o Seligman Global Growth Portfolio

o Seligman Global Smaller Companies Portfolio

o Seligman Global
  Technology Portfolio

o Seligman High-Yield Bond Portfolio

o Seligman Income Portfolio

o Seligman International Growth Portfolio

o Seligman Investment Grade Fixed Income Portfolio (formerly Seligman Bond Portfolio)

o Seligman Large-Cap Growth Portfolio

o Seligman Large-Cap Value Portfolio

o Seligman Small-Cap Value Portfolio

                                                                PORTFOLIOS, INC.

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a Portfolio should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if these Portfolios are suitable for you.

                                   PROSPECTUS

                                   MAY 1, 2002

                                   managed by

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents

The Fund

     Discussions of the investment objectives, strategies, risks, and performance of the Portfolios of the Fund
     Overview of the Fund P-1
     Seligman Capital Portfolio P-2
     Seligman Cash Management Portfolio P-4
     Seligman Common Stock Portfolio P-6
     Seligman Communications and Information Portfolio P-8
     Seligman Frontier Portfolio P-10
     Seligman Global Growth Portfolio P-12
     Seligman Global Smaller Companies Portfolio P-16
     Seligman Global Technology Portfolio P-20
     Seligman High-Yield Bond Portfolio P-23
     Seligman Income Portfolio P-26
     Seligman International Growth Portfolio P-29
     Seligman Investment Grade Fixed Income Portfolio (formerly Seligman Bond
      Portfolio) P-32
     Seligman Large-Cap Growth Portfolio P-35
     Seligman Large-Cap Value Portfolio P-37
     Seligman Small-Cap Value Portfolio P-40
     Management of the Fund P-43

Shareholder Information

     Pricing of Fund Shares  P-44
     How to Purchase and Sell Shares  P-44
     Dividends and Capital Gain Distributions  P-44
     Taxes  P-44
Financial Highlights  P-45

For More Information  back cover
times change ...  values endure

The Fund

OVERVIEW OF THE FUND

This Prospectus contains information about Seligman Portfolios, Inc. (the Fund)

The Fund consists of the following 15 separate portfolios:

Seligman Capital Portfolio
Seligman Cash Management Portfolio
Seligman Common Stock Portfolio
Seligman Communications and Information Portfolio
Seligman Frontier Portfolio
Seligman Global Growth Portfolio
Seligman Global Smaller Companies Portfolio
Seligman Global Technology Portfolio
Seligman High-Yield Bond Portfolio
Seligman Income Portfolio
Seligman International Growth Portfolio
Seligman Investment Grade Fixed Income Portfolio
  (formerly Seligman Bond Portfolio)
Seligman Large-Cap Growth Portfolio
Seligman Large-Cap Value Portfolio
Seligman Small-Cap Value Portfolio

The Fund's Portfolios are offered only to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (Contracts). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio.

Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Portfolio from achieving its objectives.

A Portfolio's investment objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

There is no guarantee a Portfolio will achieve its objectives.

                                       P-#

SELIGMAN CAPITAL PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

         o Proven track record
         o Strong management
         o Multiple product lines
         o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)
         o Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries which the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

Medium-Sized Companies:
Companies with market capitalizations, at the time of purchase by the Portfolio, of between $1 billion and $10 billion.

                                       P-#

SELIGMAN CAPITAL PORTFOLIO

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 44.77% - quarter ended 12/31/99.
             Worst quarter return: -30.55% - quarter ended 9/30/01.


          Class I Average Annual Total Returns - Periods Ended 12/31/01

                                                                        ONE              FIVE               TEN
                                                                       YEAR              YEARS             YEARS
                                                                      -------           -------           -------
Seligman Capital Portfolio                                           (15.97)%           15.69%            13.13%
Russell Midcap Growth Index                                          (20.15)             9.02             11.10
Lipper Multi Cap Growth Funds Average                                (26.51)             9.74             11.68

The Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume reinvestment of dividends and/or capital gains distributions. The Lipper Multi Cap Growth Funds Average does not reflect sales charges and the Russell Midcap GrowthIndex does not reflect fees and sales charges.

Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Ms. Schultheis is also Portfolio Manager of the Seligman Large-Cap Growth Portfolio and Co-Portfolio Manager of the Seligman Global Growth Portfolio of the Fund. In addition, she is also Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and Vice President of the Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Growth Fund. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and a Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997.



                                       P-#

SELIGMAN CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVES
The Portfolio's objectives are to preserve capital and to maximize liquidity and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P)), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

PRINCIPAL RISKS

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio's assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in USbanks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

                                       P-#

SELIGMAN CASH MANAGEMENT PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested.

                  Class 1 Annual Total Returns - Calendar Years


              Best quarter return: 1.65% - quarter ended 12/31/00. Worst quarter return: 0.49% - quarter ended 12/31/01.

         Class I Average Annual Total Returns - Periods Ended 12/31/01

               ONE              FIVE               TEN
              YEAR              YEARS             YEARS
             -------           -------           -------
              3.88%             5.25%             4.78%

         The Portfolio's 7-day yield as of December 31, 2001 was 1.22%.

                                       P-#

SELIGMAN COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVES

The Portfolio's objectives are to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal investment strategies to seek its investment objectives:

Generally, the Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The investment manager employs a three part investment strategy, consisting of:
(1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final portfolio composition is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Portfolio's investment objectives. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN COMMON STOCK PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 19.11% - quarter ended 12/31/98.
             Worst quarter return: -16.68% - quarter ended 9/30/01.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                          ONE             FIVE               TEN
                                         YEAR             YEARS             YEARS
                                        -------          -------           -------
Seligman Common Stock Portfolio         (12.24)%            6.00%             9.89%
S&P 500 Index                           (11.88)            10.70             12.94
Lipper Equity Income Funds Average       (5.64)             8.38             11.19

The Lipper Equity Income Funds Average and the S&P 500 Index are unmanaged benchmarks that assumes investment of dividends and/or capital gains distributions. The Lipper Average excludes the effect of sales charges and the S&P 500 Index excludes the effect of fees and sales charges.

Portfolio Management

The Portfolio is managed by Seligman's Disciplined Investment Group, which is headed by Mr. Ben-Ami Gradwohl, Ph.D. and Mr. David Guy, Ph.D. Messrs. Gradwohl and Guy are Vice Presidents of the Fund and Co-Portfolio Managers of the Portfolio since January 2002. They are also Vice Presidents and Co-Portfolio Managers of Seligman Common Stock Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation. In addition, Mr. Gradwohl is Co-Portfolio Manager of Seligman Income Portfolio and Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc.

Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments.

Mr. Guy joined Seligman as a Managing Director in January 2000. From 1997 to 1999, Mr. Guy was a Portfolio Manager for U.S. mid-cap securities in the Systematic Investment Group at Nicholas-Applegate Capital Management. During the winter semester of 1997, he was a Visiting Associate Professor with the Department of Statistics at the University of California, Riverside.




                                       P-#

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

         o Robust growth prospects
         o High profit margins or return on capital
         o Attractive valuation relative to expected earnings or cash flow
         o Quality management
         o Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 45.09% - quarter ended12/31/99. Worst quarter return: -30.44% - quarter ended9/30/01.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                         ONE             FIVE         SINCE INCEPTION
                                                                        YEAR             YEARS           10/11/94
                                                                       -------          -------     -------------------
Seligman Communications and Information Portfolio                       5.34%           15.81%            17.86%
S&P 500 Index                                                         (11.88)           10.70             15.60
JP Morgan H&Q Technology Index                                        (31.36)           12.39             19.94
Lipper Science & Technology Funds Average                             (37.96)           11.45             17.42(1)

The Standard & Poor's 500 Composite Price Index (S&P 500 Index), the Lipper Science & Technology Funds Average and the JP Morgan Hambrecht & Quist Technology Funds Index (JP Morgan H&Q Technology Index) are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Science & Technology Funds Average excludes the effect of sales charges and the S&P 500 Index and JP Morgan H&Q Technology Index exclude the effect of fees and sales charges. (1)From October 13, 1994.

Portfolio Management

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997.



                                       P-#

SELIGMAN FRONTIER PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is growth of capital. Income may be considered but is incidental to the Portfolio's investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Portfolio maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:

         o Positive operating cash flows
         o Management ownership
         o A unique competitive advantage
         o Historically high returns on capital

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Portfolio generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes they offer capital growth opportunities. The Portfolio may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the definition of "small companies" if it concludes that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries that the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Small Companies:
Companies with market capitalizations, at the time of purchase by the Portfolio, of $2 billion or less.

                                       P-#

SELIGMAN FRONTIER PORTFOLIO

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 28.95% - quarter ended 12/31/99. Worst quarter return: -23.61% - quarter ended 9/30/98.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                         ONE             FIVE         SINCE INCEPTION
                                                                        YEAR             YEARS           10/11/94
                                                                       -------          -------     -------------------
Seligman Frontier Portfolio                                            (7.35)%           0.83%             8.65%
Russell 2000 Index                                                      2.49             7.52             10.97
Russell 2000 Growth Index                                              (9.23)            2.87              7.33
Lipper Small Cap Growth Funds Average                                 (11.21)           10.97             14.89(1)

The Lipper Small Cap Growth Funds Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume investment of dividends and/or capital gains distributions. The Lipper Small Cap Growth Funds Average does not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges. In the future, the Portfolio will no longer be compared to the Russell 2000 Index because this index represents both small-cap growth and small-cap value stocks, while the Portfolio generally invests in only small-cap growth stocks.

(1) From October 13, 1994.

Portfolio Management

The Portfolio is managed by Seligman's Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since February 2002. He is also Co-Portfolio Manager of the Seligman Global Smaller Companies Portfolio of the Fund; Vice President and Portfolio Manager of Seligman Frontier Fund, Inc; and Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.

                                       P-#

SELIGMAN GLOBAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Portfolio may invest in companies of any size, domiciled in any country. Typically, the Portfolio will invest in several countries in different geographic regions.

The Portfolio uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment manager analyzes the rapidly changing world to identify investment themes that it believes will have the greatest impact on global markets, and uses in-depth research to identify attractive companies around the world. The Portfolio focuses on the following macro trends:

         o Economic liberalization and the flow of capital through global trade and investment
         o Globalization of the world's economy
         o The expansion of technology as an increasingly important influence on society
         o Increased awareness of the importance of protecting the environment
         o The increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that a shifting in global trends may negatively affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

                                       P-#

SELIGMAN GLOBAL GROWTH PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different regions of the world. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the investment manager expects, the Portfolio's performance could be negatively affected.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN GLOBAL GROWTH PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 29.72% - quarter ended 12/31/99.
             Worst quarter return: -16.29% - quarter ended 12/31/00.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                       ONE              FIVE        SINCE INCEPTION
                                                      YEAR              YEARS           5/1/96
                                                     -------          ---------   -------------------

Seligman Global Growth Portfolio                    (19.93)%            7.08%            6.07%
MSCI World Index                                    (16.52)             5.73             6.74(1)
Lipper Global Funds Average                         (17.42)             6.16             6.31

The Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends and/or capital gains distributions. The Lipper Global Funds Average excludes the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From May 2, 1996.

                                       P-#

SELIGMAN GLOBAL GROWTH PORTFOLIO

Portfolio Management

The Portfolio is co-managed by Seligman's Growth Team, which is headed by Ms. Marion S. Schultheis, and Seligman's Global Investment Group, which is co-headed by Mr. David F. Cooley.

Ms. Schulthe is joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Ms. Schultheis is also Portfolio Manager of the Seligman Capital Portfolio and Seligman Large-Cap Growth Portfolio of the Fund; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund; and Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc.

Mr. Cooley, Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio, responsible for its international investments. Mr. Cooley is also Portfolio Manager of the International Growth Portfolio of the Fund and Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its International Growth Fund and Co-Portfolio Manager of its Global Growth Fund. He joined Seligman in October 2000 from Gratry and Company, where he was Managing Director, Investments, responsible for the formation of investment policy and the management of global and international portfolios. Prior to that, he was Director of Global Growth Equity for National City Investment Management Company. Before that, Mr. Cooley was International Equity Portfolio Manager for Society Asset Management.

Prior to April 1, 2000, Henderson Investment Management Limited served as a subadviser to the Portfolio.

                                       P-#

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of smaller US and non-US companies.

The Portfolio may invest in companies domiciled in any country, although it typically invests in developed countries. The Portfolio will generally invest in several countries in different geographic regions.

The Portfolio uses an investment style that combines macro analysis with research into the attractiveness of individual companies. This means that the investment manager looks to identify countries that it believes offer good investment opportunities, and uses extensive in-depth research to identify attractive smaller companies around the world. The investment manager looks at the following factors when making country allocation decisions:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment manager seeks to identify companies that it believes display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio anticipates that it will continue to hold securities of companies that grow or expand so long as those investments continue to offer prospects of long-term growth.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers. Additionally, the Portfolio may invest up to 20% of its assets in companies with market capitalization of over $2 billion.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio has no obligation to attempt to hedge currency or other risk. Various factors, including the cost of hedging or market circumstances, may make hedging activity unattractive to the Portfolio.

The Fund's Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

Smaller companies:
Companies with market capitalization, at the time of purchase by the Portfolio, equivalent to US $2 billion or less.

                                       P-#

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser known companies.

The Portfolio may be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 20.22% - quarter ended 12/31/99.
             Worst quarter return: -19.65% - quarter ended 9/30/01.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                         ONE             FIVE         SINCE INCEPTION
                                                                        YEAR             YEARS           10/11/94
                                                                       -------          -------     -------------------
SeligmanGlobal Smaller Companies Portfolio                             (15.25)%            0.47%            5.54%
Salomon Smith Barney EM Index World                                     (6.79)             5.06             7.01(1)
Lipper Global Small Cap Funds Average                                  (15.69)             5.10             7.75(2)

The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends and/or capital gains distributions. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges.
(1) From September 30, 1994.
(2) From October 13, 1994.


                                       P-#

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

Portfolio Management

The Portfolio is co-managed by Seligman's Small Company Growth Team and Henderson Investment Management Limited's International Team. Henderson Investment Management Limited (HIML) serves as subadviser to the Portfolio.

Seligman's Small Company Growth Team is headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since February 2002. He is also Portfolio Manager of the Seligman Frontier Portfolio of the Fund; Vice President and Portfolio Manager of Seligman Frontier Fund, Inc; and Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.

HIML's International Team is headed by Mr. Iain C. Clark, Chief Investment Officer of HIML. He is Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Clark is Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund. He is a Director of Henderson International Limited and Vice President, Secretary and Treasurer of Henderson International, Inc. Mr. Clark has been Director and Senior Portfolio Manager of Henderson plc since 1985.

Mr. Ruvkun and Mr. Clark have responsibility for directing the domestic and international investments, respectively, of the Portfolio.


The Portfolio Subadviser

The Portfolio subadviser is HIML, 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the non-US investments of the Portfolio.

Seligman pays HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee does not increase the fees paid by the Portfolio.

Prior to July 1, 1998, Seligman Henderson Co. served as a subadviser to the Portfolio. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc.



                                       P-#

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

         o Robust growth prospects
         o High profit margins
         o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

Technology:
The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

                                       P-#

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this performance period continues, the value of technology stocks may decline further.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years


              Best quarter return: 56.86% - quarter ended 12/31/99.
             Worst quarter return: -32.05% - quarter ended 9/30/01.

          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                       ONE              FIVE        SINCE INCEPTION
                                                      YEAR              YEARS           5/1/96
                                                     -------          --------    -------------------
Seligman Global Technology Portfolio                    (22.05)%          16.29%           15.02%
JP Morgan H&Q Technology Index                          (31.36)           12.39            11.91
MSCI World Index                                        (16.52)            5.73             6.31
Lipper Global Funds Average                             (17.42)            6.16             6.74(1)
Lipper Science & Technology Funds Average               (37.96)           11.45            11.88

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, the Morgan Stanley Capital International World Index (MSCI World Index) and the JP Morgan Hambrecht & Quist Technology Funds Index (JP Morgan H&Q Technology Index) are unmanaged benchmarks that assume reinvestment of dividends and/or capital gains distributions. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCI World Index and JPMorgan H&Q Technology Index exclude the effect of fees and sales charges.

(1) From May 2, 1996.


Portfolio Management

The Portfolio is managed by Seligman's Technology Group. Mr. Richard M. Parower, Senior Vice President, Investment Officer of Seligman, is Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since January 2002, responsible for its US investments. He is also Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management covering Global IT Services. From September 1995 to June 1998, Mr. Parower was a Senior Analyst with Montgomery Asset Management.

Mr. Steven A. Werber, Vice President of the Fund, has been Co-Portfolio Manager of the Portfolio since January 2000 and is responsible for its non-US investments. Mr. Werber joined Seligman in January 2000 as a Senior Vice President. He is also Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996.

Prior to April 1, 2000, Henderson Investment Management Limited served as a subadviser to the Portfolio.



                                       P-#

SELIGMAN HIGH-YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is to produce maximum current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio has a fundamental policy that requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

The Portfolio invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Services). The Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).

The Portfolio uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research of individual companies. The investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify companies it believes are attractive within those sectors and industries. The investment manager also looks at the particular bond characteristics of the securities considered for purchase, e.g., the ability to "put" the bonds back to the issuer under certain circumstances, financial requirements that the issuer is required to maintain or other terms the investment manager considers favorable. The investment manager looks at a variety of factors when making sector and industry allocation decisions, including:

         o The effect of the interest-rate environment on various sectors and industries
         o Potential for corporate earnings growth
         o The sector or industry contribution to GDP
         o Historical and anticipated default rates

In selecting individual securities, the investment manager seeks to identify companies that it believes display one or more of the following:

         o Strong operating cash flow and margins
         o Improving financial ratios (i.e., creditworthiness)
         o Leadership in market share or other competitive advantage
         o Superior management
         o Attractive relative pricing

The Portfolio will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Portfolio may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Portfolio may invest up to 10% of its total assets in preferred stock, including non-investment-grade preferred stock. While the Portfolio favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional bonds).

                                       P-#

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PRINCIPAL RISKS

The Portfolio's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Portfolio. The types of securities in which the Portfolio invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Portfolio are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Portfolio invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Portfolio's bonds and notes will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Portfolio difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio. Additionally, because they do not pay current income, they will detract from the Portfolio's objective of producing maximum current income.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

                                       P-#

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years



               Best quarter return: 6.28% - quarter ended 6/30/97.
              Worst quarter return: -8.04% - quarter ended 9/30/01.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                         ONE             FIVE         SINCE INCEPTION
                                                                        YEAR             YEARS            5/1/95
                                                                       -------          -------     -------------------
Seligman High-Yield Bond Portfolio                                   (14.71)%            (2.16)%          1.48%
CSFB High Yield Market Index                                           6.11               3.20            5.81(1)
Merrill Lynch High Yield Master Index                                  6.20               3.95            6.16
Lipper High Current Yield Funds Average                                1.89               2.27            4.90(2)

The Lipper High Current Yield Funds Average, the Merrill Lynch High Yield Master Index and the CSFB High Yield Market Index are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gain distributions. The Lipper High Current Yield Funds Average excludes the effect of sales charges and the Merrill Lynch High Yield Master Index and CSFB High Yield Market Index exclude the effect of fees and sales charges. In the future, the Portfolio will no longer be compared to the Merrill Lynch High Yield Master Index. Instead, the Portfolio will be compared to the CSFB High Yield Market Index, which the investment manager believes is a more appropriate benchmark because the corporate high-yield bonds comprising this Index more closely resemble those in which the Portfolio primarily invests. Therefore, the Portfolio will continue to be compared to the CSFB High Yield Market Index and the Lipper High Current Yield Funds Average.

(1) From April 30, 1995.
(2) From May 4, 1995.

Portfolio Management

The Portfolio is managed by Seligman's Fixed Income Team, which is headed by Mr. Kendall C. Peterson. Mr. Peterson, a Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since joining Seligman in September 2001. Mr. Peterson is also Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Bond Series. Before joining Seligman, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.



                                       P-#

SELIGMAN INCOME PORTFOLIO

INVESTMENT OBJECTIVES

The Portfolio's objectives are high current income consistent with what is believed to be prudent risk of capital and the possibility of improvement in income over time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests at least 80% of its assets in income-producing securities. The Portfolio has a fundamental policy that, at all times, it must invest at least 25% of the value of its gross assets in cash, bonds and/or preferred stocks.

Subject to these requirements, the Portfolio may invest in many different types of securities. In recent years a significant portion of the Portfolio's assets has been invested in common stocks. However, income-producing securities in which the Portfolio may invest also include money market instruments, fixed-income securities (such as notes, bonds, debentures, and preferred stock), US Government securities, collateralized mortgage obligations, senior securities convertible into common stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objectives and are diversified among many different types of securities and market sectors.

The Portfolio allocates its assets between equity securities and fixed-income securities. If equity valuations become excessive, then the Portfolio will invest more of its assets in fixed-income securities.

Equity securities are chosen using a three part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Portfolio's investment objectives. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall equity portfolio, the expected dividend and other income to be generated by the recommended equity portfolio, and exposure by sector, industry, market capitalization and other categories.

Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and then will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, and seeks to purchase strong, well-managed companies that it believes possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

                                       P-#

SELIGMAN INCOME PORTFOLIO

PRINCIPAL RISKS

A significant portion of the Portfolio's assets is generally invested in common stocks. Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

While the Portfolio maintains exposure to varied industry sectors over the longer term, it may invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Stocks of large US companies, like those in which the Portfolio may invest, have experienced an extended period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of large company stocks may decline further. This could have an adverse effect on the Portfolio's yield, net asset value, and total return.

The portion of the Portfolio's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Portfolio. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. Long-term securities are generally more sensitive to changes in interest rates, and, therefore, subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Portfolio may affect the Portfolio's net asset value. The extent to which the Portfolio is affected will depend on the percentage of the Portfolio's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#


SELIGMAN INCOME PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of the any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 10.28% - quarter ended 12/31/01.
             Worst quarter return: -10.30% - quarter ended 9/30/01.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                           ONE           FIVE             TEN
                                          YEAR           YEARS           YEARS
                                         -------        -------         -------
Seligman Income Portfolio                (1.49)%         4.02%           6.48%
S&P 500 Index                           (11.88)         10.70           12.94
Lehman Brothers Aggregate Bond Index      8.43           7.43            7.23
Lipper Income Funds Average               0.07           6.73            8.55


The Lipper Income Funds Average, the Lehman Brothers Aggregate
Bond Index and the S&P 500 Index are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Income Funds Average excludes the effect of sales charges. The S&P 500 Index and the Lehman Brothers AggregateBond Index exclude the effect of fees and sales charges.

Portfolio Management

The Portfolio is co-managed by Seligman's Disciplined Investment Group, co-headed by Ben-Ami Gradwohl, Ph.D., and the investment grade team of Seligman's Fixed Income Team, headed by Christopher J. Mahony.

Mr. Gradwohl is Vice President of the Fund and Co-Portfolio Manager of the Portfolio, as well as Co-Portfolio Manager of the Seligman Common Stock Portfolio of the Fund. He is also Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation. Mr. Gradwohl joined Seligman as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments.

Mr. Mahony is Vice President of the Fund and Co-Portfolio Manager of the Portfolio, as well as Portfolio Manager of the Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio of the Fund. He is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc; Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series; and Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc. Mr. Mahony joined Seligman in April 2001 as Vice President and Investment Officer. Previously, he was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc., located in Cincinnati, Ohio, since 1994.


                                       P-#

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US companies. The Portfolio may invest in companies domiciled in any country; however, it typically will not invest in the US or Canada. It generally invests in several countries in different geographic regions.

While the Portfolio may invest in companies of any size, it generally invests in medium-sized to large companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets.

The Portfolio uses a top-down investment style when choosing securities to purchase. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies. The Portfolio's investments are allocated among geographic regions or countries based on such factors as:

     o Relative economic growth potential of the various economies and securities markets
     o Political, financial, and social conditions influencing investment opportunities
     o    Investor sentiment
     o    Prevailing interest rates and expected levels of inflation
     o    Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

     o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
     o    Quality management and equity ownership by executives
     o A unique competitive advantage (e.g., market share, proprietary products)
     o    Market liquidity
     o    Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

                                       P-#

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

                                       P-#


SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 17.81% - quarter ended 12/31/98.
             Worst quarter return: -16.76% - quarter ended 9/30/98.

          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                   ONE             FIVE         SINCE INCEPTION
                                                  YEAR             YEARS            5/3/93
                                                 -------          -------     ------------------
Seligman International Growth Portfolio        (24.41)%           (4.10)%           1.33%
MSCI EAFE Index                                (21.21)             1.17             4.54(1)
Lipper International Funds Average             (21.69)             2.30             5.98

The Morgan Stanley Capital International EAFE(Europe, Australasia, Far East) Index (MSCIEAFEIndex) and the Lipper International Funds Average are unmanaged benchmarks and assume the reinvestment of dividends and/or capital gains distributions. The Lipper International Funds Average excludes the effect of sales charges and the MSCIEAFEIndex excludes the effect of fees and sales charges.

(1) From May 6, 1993.

Portfolio Management

     The Portfolio is managed by Seligman's Global Investment Group, which is co-headed by Mr. David F. Cooley. Mr. Cooley, a Managing Director of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of the Seligman Global Growth Portfolio of the Fund and Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its International Growth Fund and Co-Portfolio Manager of its Global Growth Fund. Mr. Cooley joined Seligman in October 2000 from Gratry and Company, where he was Managing Director, Investments, responsible for the formation of investment policy and the management of global and international portfolios. Prior to that, he was Director of Global Growth Equity for National City Investment Management Company. Prior thereto, Mr. Cooley was International Equity Portfolio Manager for Society Asset Management.

     Prior to April 1, 2000, Henderson Investment Management Limited served as a subadviser to the Portfolio.



                                       P-#

SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
(FORMERLY SELIGMAN BOND PORTFOLIO)

INVESTMENT OBJECTIVE
The Portfolio's objective is favorable current income.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio's investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will seek to hold securities with shorter maturities. If rates are trending down, the Portfolio will seek to hold securities with longer maturities. Additionally, the Portfolio's concentration in any particular market sector and the Portfolio's individual security holdings will vary depending on the investment manager's view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

                                       P-#

SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO

PRINCIPAL RISKS

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio's securities holdings are changes in interest rates and the creditworthiness of the issuers of securities held by the Portfolio.

Interest rate risk. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio's net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio's net asset value per share to fall, and if interest rates fall, the Portfolio's net asset value should rise.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

Credit risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest a majority of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody's Investors Service and Standard & Poor's Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

                                       P-#


SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

               Best quarter return: 6.88% - quarter ended 6/30/95.
              Worst quarter return: -3.35% - quarter ended 3/31/96.


          Class 1 Average Annual Total Returns - Periods Ended 12/31/01



                                                                        ONE              FIVE               TEN
                                                                       YEAR              YEARS             YEARS
                                                                      -------           -------           -------
Seligman Investment Grade Fixed Income Portfolio                       5.52%             5.56%            5.59%
Lehman Brothers Government Bond Index                                  7.23              7.40             7.14
Lipper Corporate Debt BBB-Rated Funds Average                          7.44              5.98             7.19

The Lehman Brothers Government Bond Index and the Lipper Corporate Debt BBB-Rated Funds Average are unmanaged benchmarks that assume reinvestment of dividends and/or capital gains distributions. The Lipper Corporate Debt BBB-Rated Funds Average excludes the effect of sales charges and the Lehman Brothers Government BondIndex excludes the effect of fees and sales charges.

Portfolio Management

The Portfolio is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Vice President, Investment Officer of Seligman. Mr. Mahony joined Seligman in April 2001 and is Vice President of the Fund and has been Portfolio Manager of the Portfolio since January 2002. He is also Portfolio Manager of the Seligman Cash Management Portfolio and Co-Portfolio Manager of the Seligman Income Portfolio of the Fund; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc.; and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.



                                       P-#

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is longer-term growth in capital value.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests at least 80% of its net assets in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The investment manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

     o    Proven track record
          o    Strong management
          o    Multiple product lines
          o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)
          o    Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

Although the Portfolio generally concentrates its investments in common stocks, it may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Fund's Board of Directors may change the parameters by which "large companies" are defined if it concludes such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Large Companies:
Companies with market capitalizations, at the time of purchase by the Portfolio, of $5 billion or more.

                                       P-#


SELIGMAN LARGE-CAP GROWTH PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 18.05% - quarter ended 12/31/01.
             Worst quarter return: -23.86% - quarter ended 12/31/00.

          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                         ONE        SINCE INCEPTION
                                                                        YEAR            5/1/99
                                                                       -------    ------------------
Seligman Large-Cap Growth Portfolio                                  (18.37)%          (6.59)%
Russell 1000 Growth Index                                            (20.42)           (9.53)
Lipper Large Cap Growth Funds Average                                (22.94)           (6.92)(1)

The Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Large Cap Growth Funds Average excludes the effect of sales charges and the Russell 1000 Growth Index excludes the effect of fees and sales charges.

(1) From April 30, 1999.


Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Ms. Schultheis is also Portfolio Manager of the Seligman Capital Portfolio and Co-Portfolio Manager of the Seligman Global Growth Portfolio of the Fund; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Growth Fund; and Vice President and Portfolio Manager of the Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997.

                                       P-#

SELIGMAN LARGE-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with large market capitalization ($2 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

     o    A low price-to-earnings and/or low price-to-book ratio
     o    Positive change in senior management
     o    Positive corporate restructuring
     o    Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

Value Companies:
Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

                                       P-#

SELIGMAN LARGE-CAP VALUE PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

                                       P-#


SELIGMAN LARGE-CAP VALUE PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

               Best quarter return: 16.29% - quarter ended 9/30/00.
              Worst quarter return: -14.99% - quarter ended 9/30/99.

          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                        ONE         SINCE INCEPTION
                                                                       YEAR             5/1/98
                                                                     -------       -----------------
Seligman Large-Cap Value Portfolio                                    (8.28)%            3.12%
S&P 500 Index                                                        (11.88)             1.92
Russell 1000 Value Index                                              (5.59)             2.69
Lipper Large Cap Value Funds Average                                  (6.57)             1.80(1)
Lipper Multi Cap Value Funds Average                                  (1.16)             4.03

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Value Index, the Lipper Multi Cap Value Funds Average and the Lipper Large Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Multi Cap Value Funds Average and the Lipper Large Cap Value Funds Average exclude the effect of sales charges and the Russell 1000 Value Index and the S&P 500 Index exclude the effect of fees and sales charges.

In the future, the Portfolio will no longer be compared to the Lipper Multi Cap Value Funds Average, which measures the performance of funds that invest according to a value discipline without concentrating in any one market capitalization range. Instead, the Portfolio will be compared to the Lipper Large Cap Value Funds Average, which the investment manager believes is a more appropriate benchmark because it measures the performance of funds that invest according to the same large-cap value discipline as the Portfolio. Therefore, the Portfolio will continue to be compared to the S&P 500 Index, Russell 1000 Value Index and the Lipper Large Cap Value Funds Average.

(1) From April 30, 1998.


Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Eigen is also Portfolio Manager of the Seligman Small-Cap Value Portfolio of the Fund and Vice President of Seligman Value Fund Series, Inc. and Portfolio Manager of its Large-Cap Value Fund and Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management from January 1990 to January 1997.

Mr. Richard S. Rosen, a Managing Director of Seligman, has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Rosen is also Co-Portfolio Manager of the Seligman Small-Cap Value Portfolio of the Fund and Co-Portfolio Manager of Large-Cap Value Fund and Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.



                                       P-#

SELIGMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with small market capitalization (up to $2 billion) at the time of purchase by the Portfolio. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

     o    A low price-to-earnings and/or low price-to-book ratio
     o    Positive change in senior management
     o    Positive corporate restructuring
     o    Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. Although the Portfolio invests primarily in common stock of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options. The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

Value Companies:
Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

                                       P-#

SELIGMAN SMALL-CAP VALUE PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries that the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

                                       P-#

SELIGMAN SMALL-CAP VALUE PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  Class 1 Annual Total Returns - Calendar Years

              Best quarter return: 34.49% - quarter ended 6/30/99.
             Worst quarter return: -11.44% - quarter ended 9/30/99.

          Class 1 Average Annual Total Returns - Periods Ended 12/31/01

                                                                          ONE        SINCE INCEPTION
                                                                         YEAR            5/1/98
                                                                         -----       ---------------
Seligman Small-Cap Value Portfolio                                       23.52%         18.14%
Russell 2000 Value Index                                                 14.03           4.58
Lipper Small Cap Value Funds Average                                     16.39           6.02(1)

The Russell 2000 Value Index and the Lipper Small Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and/or capital gains distributions. The Lipper Small Cap Value Funds Average excludes the effect of sales charges and the Russell 2000 Value Index excludes the effect of fees and sales charges.

(1) From April 30, 1998.

Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director at Seligman, Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Eigen is also Portfolio Manager of the Seligman Large-Cap Value Portfolio of the Fund and Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Large-Cap Value Fund and Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management from January 1990 to January 1997.

Mr. Richard S. Rosen, a Managing Director at Seligman, has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio of the Fund and Co-Portfolio Manager of Large-Cap Value Fund and Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.



                                       P-#

MANAGEMENT OF THE FUND

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for each of the Fund's Portfolios, including making purchases and sales of securities for the Portfolios, consistent with each Portfolio's investment objectives and strategies, and administers each Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $17.0 billion in assets as of March 31, 2002. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2002 of approximately $10.1 billion.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows:

                                                                        Management Fee Rate
                                           Management Fee Rate               Paid for
                                            as a % of Average              Period ended
                                            Daily Net Assets            December 31, 2001*
                                           ------------------           -------------------
Seligman Capital Portfolio                      .40%                            .40%
Seligman Cash Management Portfolio              .40%                            .40%
Seligman Common Stock Portfolio                 .40%                            .40%

Seligman Communications and Information Portfolio                        .75%                            .75%
Seligman Frontier Portfolio                                              .75%                            .75%

Seligman Global Growth Portfolio                                1.00% on first $1 billion;              1.00%
                                                                  .95% on next $1 billion;
                                                                    .90% thereafter
..
Seligman Global Smaller Companies Portfolio                     1.00% on first $1 billion;              1.00%
                                                                  .95% on next $1 billion;
                                                                    .90% thereafter

Seligman Global Technology Portfolio                            1.00% on first $2 billion;              1.00%
                                                                  .95% on next $2 billion;
                                                                    .90% thereafter

Seligman High-Yield Bond Portfolio                                       .50%                            .50%
Seligman Income Portfolio                                                .40%                            .40%

Seligman International Growth Portfolio                         1.00% on first $1 billion;              1.00%
                                                                  .95% on next $1 billion;
                                                                    .90% thereafter

Seligman Investment Grade Fixed Income Portfolio
  (formerly Seligman Bond Portfolio)                                     .40%                            .40%

Seligman Large-Cap Growth Portfolio                              .70% on first.$1 billion;               .70%
                                                                  .65% on next $1 billion;
                                                                    .60% thereafter

Seligman Large-Cap Value Portfolio                               .80% on first $500 million;             .80%
                                                                  .70% on next $500 million;
                                                                    .60% thereafter

Seligman Small-Cap Value Portfolio                              1.00% on first $500 million;            1.00%
                                                                  .90% on next $500 million;
                                                                    .80% thereafter

* Seligman waived its management fees and reimbursed expenses for certain of the Portfolios, in whole or in part, due to expense caps and other voluntary fee waivers. There is no assurance that Seligman will continue this practice in the future.

                                       P-#

Shareholder Information

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the applicable Portfolio's net asset value (NAV) next calculated after your request is received in good order by participating insurance companies. If your purchase or sell request is received in good order by participating insurance companies by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), it will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the applicable Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the applicable Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO PURCHASE AND SELL SHARES

Shares of the Fund's Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions from each Portfolio, other than Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested in additional shares, at NAV, of the Portfolio. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.

TAXES

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

                                       P-#

Financial Highlights

The tables below describe each Portfolio's performance of Class I shares for the past five years, or if less than five years, the period of the Class's operations. It is intended to help you understand the financial performance of each Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for periods of less than one year. Ernst & Young llp, independent auditors, have audited this information. Their report, along with each Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

Seligman Capital Portfolio

                                                   ---------------------------------------------------------------
                                                                       Year ended December 31,
                                                   ---------------------------------------------------------------
                                                   2001          2000           1999           1998          1997
                                                   -----         -----          -----          -----         -----
Per Share Data:*
Net asset value, beginning of year                $24.68         $23.90        $20.81         $18.10         $16.01
                                                  ------         ------        ------         ------         ------
Income from investment operations:
  Net investment income(loss)***                   (0.06)          0.02          0.01           0.04           0.03
  Net gains or losses on securities (both
  realized and unrealized)                         (4.01)          2.06         10.21           3.89           3.35
                                                  ------         ------        ------         ------         ------
Total from investment operations                   (4.07)          2.08         10.22           3.93           3.38
                                                  ------         ------        ------         ------         ------
Less distributions:
  Dividends from net
  investment income                                (0.02)            --         (0.01)         (0.04)         (0.03)
  Distributions from capital gains                 (8.22)         (1.30)        (7.12)         (1.18)         (1.26)
                                                  ------         ------        ------         ------         ------
Total distributions                                (8.24)         (1.30)        (7.13)         (1.22)         (1.29)
                                                  ------         ------        ------         ------         ------
Net asset value, end of year                      $12.37         $24.68        $23.90         $20.81         $18.10
                                                  ======         ======        ======         ======         ======
Total Return:                                     (15.97)%         8.50%        53.33%         22.19%         21.31%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)           $24,349         $37,138       $27,586        $24,141        $20,400
Ratio of expenses to average net assets             0.61 %          0.59%         0.59%          0.60%          0.60%
Ratio of net investment income (loss) to
  average net assets                               (0.31)%          0.07%         0.03%          0.19%          0.16%
Portfolio turnover rate                           215.16 %        230.42%       172.88%        130.86%         93.97%
Without expense reimbursement:***
  Ratio of expenses to average net assets           0.70 %                                                      0.62%
  Ratio of net investment income (loss) to
    average net assets                             (0.39 %                                                      0.14%


--------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#



Seligman Cash Management Portfolio

                                                   -----------------------------------------------------------------
                                                                       Year ended December 31,
                                                   -----------------------------------------------------------------
                                                   2001          2000           1999           1998           1997
                                                   -----         -----          -----          -----          -----
Per Share Data:*
Net asset value, beginning of year                $1.000          $1.000        $1.000         $1.000         $1.000
                                                  ------          ------        ------         ------         ------
Income from investment operations:
  Net investment income (loss)***                  0.038           0.062         0.050          0.053          0.054
                                                  ------          ------        ------         ------         ------
Total from investment operations                   0.038           0.062         0.050          0.053          0.054
                                                  ------          ------        ------         ------         ------
Less distributions:
  Dividends from net
  investment income                               (0.038)         (0.062)       (0.050)        (0.053)        (0.054)
                                                  ------          ------        ------         ------         ------
Total distributions                               (0.038)         (0.062)       (0.050)        (0.053)        (0.054)
                                                  ------          ------        ------         ------         ------
Net asset value, end of year                      $1.000          $1.000        $1.000         $1.000         $1.000
                                                  ======          ======        ======         ======         ======
Total Return:                                       3.88 %          6.38 %        5.07 %         5.42 %         5.52 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)           $12,211         $12,318       $17,611        $10,520         $8,635
Ratio of expenses to average net assets             0.07 %            --            --             --             --
Ratio of net investment income (loss)to
  average net assets                                3.82 %          6.17 %        4.99 %         5.30 %         5.39 %
Without management fee waiver and
  expense reimbursement:***
  Ratio of expenses to average net assets           0.72 %          0.72 %        0.65 %         0.67 %         0.79 %
  Ratio of net investment income (loss) to
    average net assets                              3.17 %          5.45 %        4.34 %         4.63 %         4.60 %


Seligman Common Stock Portfolio

                                                   ----------------------------------------------------------------
                                                                       Year ended December 31,
                                                   ----------------------------------------------------------------
                                                   2001          2000           1999           1998           1997
                                                   -----         -----          -----          -----          -----
Per Share Data:*
Net asset value, beginning of year                 $14.23         $16.61        $18.63         $16.28         $15.92
                                                   ------         ------        ------         ------         ------
Income from investment operations:
  Net investment income (loss)                       0.11           0.12          0.32           0.29           0.33
  Net gains or losses on securities (both
  realized and unrealized)                          (1.88)         (1.86)         2.03           3.61           3.01
                                                   ------         ------        ------         ------         ------
Total from investment operations                    (1.77)         (1.74)         2.35           3.90           3.34
                                                   ------         ------        ------         ------         ------
Less distributions:
  Dividends from net

  investment income                                 (0.15)         (0.01)        (0.32)         (0.31)         (0.32)
  Distributions from capital gains                  (1.47)         (0.63)        (4.05)         (1.24)         (2.66)
                                                   ------         ------        ------         ------         ------
Total distributions                                 (1.62)         (0.64)        (4.37)         (1.55)         (2.98)
                                                   ------         ------        ------         ------         ------
Net asset value, end of year                       $10.84         $14.23        $16.61         $18.63         $16.28
                                                   ======         ======        ======         ======         ======
Total Return:                                      (12.24)%       (10.53)%       13.15 %        24.16 %        21.31 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $23,756        $32,738       $47,303        $62,588        $50,737
Ratio of expenses to average net assets              0.59 %         0.60 %        0.52 %         0.52 %         0.53 %

Ratio of net investment income (loss) to
  average net assets                                   0.59%          0.71%         1.30%          1.61%          1.92%
Portfolio turnover rate                               64.45%         52.01%        38.11%         55.55%         80.13%

------------------------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#



Seligman Communications and Information Portfolio

                                                  ------------------------------------------------------------------
                                                                       Year ended December 31,
                                                  ------------------------------------------------------------------
                                                    2001          2000           1999           1998          1997
                                                  --------      --------       --------       --------       -------
Per Share Data:*
Net asset value, beginning of year                $  14.82      $  26.70       $  17.14       $  13.09       $ 14.69
                                                  --------      --------       --------       --------       -------
Income from investment operations:

  Net investment income (loss)                       (0.07)        (0.11)         (0.10)         (0.08)        (0.08)
  Net gains or losses on securities (both
   realized and unrealized)                           0.80         (9.45)         14.36           4.81          3.13
                                                  --------      --------       --------       --------       -------
Total from investment operations                      0.73         (9.56)         14.26           4.73          3.05
                                                  --------      --------       --------       --------       -------
Less distributions:
  Distributions from capital gains                   (2.96)        (2.32)         (4.70)         (0.68)        (4.65)
                                                  --------      -------        --------       --------       -------
Total distributions                                  (2.96)        (2.32)         (4.70)         (0.68)        (4.65)
                                                  --------      --------       --------       --------       -------
Net asset value, end of year                      $  12.59      $  14.82       $  26.70       $  17.14       $ 13.09
                                                  ========      ========       ========       ========       =======
Total Return:                                         5.34 %      (36.19)%        85.81 %        36.49 %       22.22 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $113,424      $127,901       $213,961       $122,279       $87,633
Ratio of expenses to average net assets               0.93 %        0.87 %         0.86 %         0.87 %        0.87 %
Ratio of net investment income (loss) to
  average net assets                                 (0.45)%       (0.48)%        (0.51)%        (0.56)%       (0.49)%
Portfolio turnover rate                             130.94 %      104.41 %       118.16 %       132.57 %      227.14 %


Seligman Frontier Portfolio

                                                  ------------------------------------------------------------------
                                                                       Year ended December 31,
                                                  ------------------------------------------------------------------
                                                    2001          2000           1999           1998           1997
                                                  -------       -------        -------        -------        -------
Per Share Data:*
Net asset value, beginning of year                $ 15.26       $ 18.13        $ 15.55        $ 15.78        $ 14.98
                                                  -------       -------        -------        -------        -------
Income from investment operations:

  Net investment income (loss)***                   (0.05)        (0.18)         (0.10)         (0.08)         (0.08)
  Net gains or losses on securities (both
   realized and unrealized)                         (1.12)        (2.69)          2.68          (0.15)          2.47
                                                  -------       -------        -------        -------        -------
Total from investment operations                    (1.17)        (2.87)          2.58          (0.23)          2.39
                                                  -------       -------        -------        -------        -------
Less distributions:
  Distributions from capital gains                  (0.97)           --             --             --          (1.59)
                                                  -------       -------        -------        -------        -------
Total distributions                                 (0.97)           --             --             --          (1.59)
                                                  -------       -------        -------        -------        -------
Net asset value, end of year                      $ 13.12       $ 15.26        $ 18.13         $15.55        $ 15.78
                                                  =======       =======        =======        =======        =======
Total Return:                                       (7.35)%      (15.83)%        16.59 %        (1.46)%        16.33 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $13,174       $17,011        $25,706        $39,148        $42,973
Ratio of expenses to average net assets              1.01 %        0.95 %         0.95 %         0.92 %         0.89 %
Ratio of net investment income (loss) to
  average net assets                                (0.38)%       (0.73)%        (0.68)%        (0.51)%        (0.49)%
Portfolio turnover rate                            125.78 %      150.67 %        57.93 %        86.52 %       101.68 %
Without expense reimbursement:***
  Ratio of expenses to average net assets            1.24 %        1.18 %         0.96 %
  Ratio of net investment income (loss) to
    average net assets                              (0.61)%       (0.96)%        (0.69)%

------------------------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       P-#


Seligman Global Growth Portfolio

                                                  -----------------------------------------------------------------
                                                                       Year ended December 31,
                                                  -----------------------------------------------------------------
                                                   2001           2000          1999           1998           1997
                                                  ------         ------       -------         ------         ------
Per Share Data:*
Net asset value, beginning of period              $15.11         $18.22       $ 13.33         $11.03         $ 9.91
                                                  ------         ------       -------         ------         ------
Income from investment operations:
  Net investment income (loss)++                    0.02          (0.13)        (0.06)         (0.01)          0.01
  Net gains or losses on securities
   (both realized and unrealized)                  (2.99)         (2.28)         7.31           2.25           1.79
  Net gains or losses on foreign
    currency transactions
    (both realized and unrealized)                 (0.20)         (0.46)        (0.44)          0.14          (0.56)
                                                  ------         ------       -------         ------         ------
Total from investment operations                   (3.17)         (2.87)         6.81           2.38           1.24
                                                  ------         ------       -------         ------         ------
Less distributions:
  Distributions from capital gains                 (7.92)         (0.24)        (1.92)         (0.08)         (0.12)
                                                  ------         ------       -------         ------         ------
Total distributions                                (7.92)         (0.24)        (1.92)         (0.08)         (0.12)
                                                  ------         ------       -------         ------         ------
Net asset value, end of period                     $4.02         $15.11       $ 18.22         $13.33         $11.03
                                                  ======         ======       =======         ======         ======
Total Return:                                     (19.93)%       (15.78)%       52.49 %        21.60 %        12.57 %

Ratios/Supplemental Data:
Net assets, end of period (in thousands)          $4,659         $8,348       $11,889         $8,643         $5,449
Ratio of expenses to average net assets             1.40 %         1.40 %        1.40 %         1.40 %         1.40 %
Ratio of net investment income (loss) to
  average net assets                                0.13 %        (0.67)%       (0.38)%        (0.06)%         0.01 %
Portfolio turnover rate                           161.49 %       125.84 %       69.18 %        48.99 %        77.85 %
Without expense reimbursement:++
  Ratio of expenses to average net assets           1.74 %         1.71 %        1.45 %         1.60 %         2.11 %
  Ratio of net investment income (loss) to
    average net assets                             (0.20)%        (0.98)%       (0.43)%        (0.26)%        (0.70)%


Seligman Global Smaller Companies Portfolio

                                                   -------------------------------------------------------------------
                                                                          Year ended December 31,
                                                   -------------------------------------------------------------------
                                                     2001            2000         1999           1998           1997
                                                   --------        -------       -------        -------        -------
Per Share Data:*
Net asset value, beginning of year                 $  14.40        $ 17.48       $ 13.62        $ 12.98        $ 12.87
                                                   --------        -------       -------        -------         ------
Income from investment operations:
  Net investment income (loss)++                      (0.06)         (0.09)        (0.06)         (0.01)          0.02
  Net gains or losses on securities (both
  realized and unrealized)                            (1.40)         (1.91)         4.10           1.02           1.17
  Net gains or losses on foreign
  currency transactions
  (both realized and unrealized)                      (0.79)         (0.56)        (0.18)         (0.17)         (0.75)
                                                   --------        -------       -------        -------        -------
Total from investment operations                      (2.25)         (2.56)         3.86           0.84           0.44
                                                   --------        -------       -------        -------        -------

Less distributions:
  Dividends from net
  investment income                                      --             --            --             --          (0.02)
  Distributions from capital gains                    (1.82)         (0.52)           --          (0.20)         (0.31)
                                                   --------        -------       -------        -------        -------
Total distributions                                   (1.82)         (0.52)           --          (0.20)         (0.33)
                                                   --------        -------       -------        -------        -------
Net asset value, end of year                       $  10.33        $ 14.40       $ 17.48        $ 13.62        $ 12.98
                                                   ========        =======       =======        =======        =======
Total Return:                                        (15.25)%       (14.63)%       28.34 %         6.58 %         3.43 %
Ratios/Supplemental Data:
Net assets, end of year (in thousands)             $ 10,017        $14,310       $19,569        $20,814        $20,505
Ratio of expenses to average net assets                1.40 %         1.39 %        1.40 %         1.40 %         1.40 %
Ratio of net investment income (loss) to
  average net assets                                  (0.49)%        (0.46)%       (0.46)%        (0.06)%         0.24 %
Portfolio turnover rate                              100.83 %        84.86 %       46.75 %        66.40 %        64.81 %
Without expense reimbursement:++


Ratio of expenses to average net assets          1.96%             1.60%          1.50%              1.56%
Ratio of net investment income (loss) to
  average net assets                            (1.05)%           (0.66)%        (0.16)%             (0.08)%

--------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#


Seligman Global Technology Portfolio

                                                   ---------------------------------------------------------------
                                                                   Year ended December 31,
                                                   ---------------------------------------------------------------
                                                   2001          2000           1999           1998          1997
                                                   -----         -----          -----          -----        ------
Per Share Data:*
Net asset value, beginning of period               $20.14         $27.42        $13.85         $10.59         $10.32
                                                   ------         ------        ------         ------         ------
Income from investment operations:
  Net investment income (loss)++                    (0.14)         (0.08)        (0.09)         (0.05)          0.01
  Net gains or losses on securities
    (both realized and unrealized)                  (4.06)         (6.39)        16.25           3.81           2.15
  Net gains or losses on foreign
    currency transactions
    (both realized and unrealized)                  (0.25)         (0.01)        (0.04)          0.11          (0.19)
                                                   ------         ------        ------         ------         ------
Total from investment operations                    (4.45)         (6.48)        16.12           3.87           1.97
                                                   ------         ------        ------         ------         ------
Less distributions:
  Dividends from net
    investment income                                 --             --            --             --           (0.01)
  Distributions from capital gains                  (2.73)         (0.80)        (2.55)         (0.61)         (1.69)
                                                   ------         ------        ------         ------         ------
Total distributions                                 (2.73)         (0.80)        (2.55)         (0.61)         (1.70)
                                                   ------         ------        ------         ------         ------
Net asset value, end of period                     $12.96         $20.14        $27.42         $13.85         $10.59
                                                   ======         ======        ======         ======         ======
Total Return:                                      (22.05)%       (23.75)%      118.80%         36.80%        19.53%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)          $18,533        $25,370       $22,087         $6,130         $3,686
Ratio of expenses to average net assets              1.40%          1.30%         1.40%          1.40%          1.40%
Ratio of net investment income (loss) to
  average net assets                                (0.87)%        (0.46)%       (0.51)%        (0.43)%         0.12%
Portfolio turnover rate                            160.75%        142.42%       116.88%         82.27%        167.36%
Without expense reimbursement:++
  Ratio of expenses to average net assets            1.61%                        1.41%          1.80%          2.10%
  Ratio of net investment income (loss) to
    average net assets                              (1.08)%                      (0.52)%        (0.83)%        (0.58)%


Seligman High-Yield Bond Portfolio

                                                   ---------------------------------------------------------------
                                                                   Year ended December 31,
                                                   ---------------------------------------------------------------
                                                   2001          2000           1999           1998          1997
                                                   -----         -----          -----          -----        ------
Per Share Data:*
Net asset value, beginning of year                 $ 8.73         $ 9.59        $10.87         $11.87         $11.19
                                                   ------         ------        ------         ------         ------
Income from investment operations:

  Net investment income (loss)***                    1.17           1.03          1.19           1.11           0.91
  Net gains or losses on securities
  (both realized and unrealized)                    (2.46)         (1.89)        (1.27)         (0.99)          0.78
                                                   ------         ------        ------         ------         ------
Total from investment operations                    (1.29)         (0.86)        (0.08)          0.12           1.69
                                                   ------         ------        ------         ------         ------
Less distributions:
  Dividends from net

  investment income                                 (1.34)          0.00#        (1.20)         (1.11)         (0.90)
  Distributions from capital gains                    --             --            --           (0.01)         (0.11)
                                                   ------         ------        ------         ------         ------
Total distributions                                 (1.34)           --          (1.20)         (1.12)         (1.01)
                                                   ------         ------        ------         ------         ------
Net asset value, end of period                      $6.10          $8.73         $9.59         $10.87         $11.87
                                                   ======         ======        ======         ======         ======
Total Return:                                      (14.71)%        (8.93)%       (0.75)%         1.02%         15.09%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $12,510        $15,080       $26,892        $32,253        $23,268
Ratio of expenses to average net assets              0.70%          0.70%         0.70%          0.70%          0.70%



Ratio of net investment income (loss) to
  average net assets                              10.50%         11.02%        10.33%          9.60%              9.61%
Portfolio turnover rate                           71.22%         29.57%        57.05%         43.13%             74.54%
Without expense reimbursement:***
  Ratio of expenses to average net assets          0.78%          0.78%         0.77%          0.74%              0.79%
  Ratio of net investment income (loss) to
  average net assets                              10.42%         10.94%        10.26%          9.56%              9.52%

---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#


Seligman Income Portfolio

                                                     -----------------------------------------------------------------
                                                                           Year ended December 31,
                                                     -----------------------------------------------------------------
                                                      2001           2000          1999           1998           1997
                                                     ------         ------        ------         ------         ------
Per Share Data:*
Net asset value, beginning of year                   $ 9.65         $ 9.91        $11.01        $ 10.80        $ 10.52
                                                     ------         ------        ------        -------        -------
Income from investment operations:
  Net investment income (loss)***                      0.47           0.32          0.53           0.45           0.56
  Net gains or losses on securities (both
  realized and unrealized)                            (0.62)         (0.54)        (0.23)          0.38           0.91
                                                     ------         ------        ------        -------        -------
Total from investment operations                      (0.15)         (0.22)         0.30           0.83           1.47
                                                     ------         ------        ------        -------        -------
Less distributions:
  Dividends from net
  investment income                                   (0.46)         (0.01)        (0.52)         (0.46)         (0.55)
  Distributions from capital gains                      --           (0.03)        (0.88)         (0.16)         (0.64)
                                                     ------         ------        ------        -------        -------
Total distributions                                   (0.46)         (0.04)        (1.40)         (0.62)         (1.19)
                                                     ------         ------        ------        -------        -------
Net asset value, end of year                         $ 9.04         $ 9.65        $ 9.91         $11.01         $10.80
                                                     ======         ======        ======        =======        =======
Total Return:                                         (1.49)%        (2.20)%        2.87 %         7.76 %        14.02 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)               $4,459         $5,640        $8,595        $14,582        $13,835
Ratio of expenses to average net assets                0.64 %         0.60%         0.60 %         0.60 %         0.60 %
Ratio of net investment income (loss)
  to average net assets                                3.34 %         3.07%         3.62 %         3.94 %         4.71 %
Portfolio turnover rate                               88.69 %        61.14%        75.08 %        70.45 %        96.99 %
Without expense reimbursement:***
  Ratio of expenses to average net assets              1.02 %         0.83%         0.72 %         0.61 %         0.63 %
  Ratio of net investment income (loss)
    to average net assets                              2.96 %         2.84%         3.50 %         3.93 %         4.68 %


Seligman International Growth Portfolio

                                                      -----------------------------------------------------------------
                                                                            Year ended December 31,
                                                      -----------------------------------------------------------------
                                                      2001           2000           1999           1998           1997
                                                     ------         ------          -----          -----         ------
Per Share Data:*
Net asset value, beginning of year                  $ 10.65        $ 16.63         $15.37         $13.54         $12.96
                                                    -------        -------         ------         ------         ------
Income from investment operations:

  Net investment income (loss)++                       0.03           0.06           0.05           0.08           0.03
  Net gains or losses on securities (both
  realized and unrealized)                            (2.43)         (4.59)          4.59           1.90           2.11
  Net gains or losses on
  foreign currency transactions
  (both realized and unrealized)                      (0.20)         (0.88)         (0.73)          0.16          (1.06)
                                                    -------        -------         ------         ------         ------
Total from investment operations                      (2.60)         (5.41)          3.91           2.14           1.08
                                                    -------        -------         ------         ------         ------
Less distributions:
  Dividends from net
  investment income                                     --           (0.14)           --           (0.15)         (0.03)
  Distributions from capital gains                      --           (0.43)         (2.65)         (0.16)         (0.47)
                                                    -------        -------         ------         ------         ------
Total distributions                                     --           (0.57)         (2.65)         (0.31)         (0.50)
                                                    -------        -------         ------         ------         ------
Net asset value, end of year                        $  8.05        $ 10.65         $16.63         $15.37         $13.54
                                                    =======        =======         ======         ======         ======
Total Return:                                        (24.41)%       (32.47)%        26.64 %        15.81 %         8.35 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)           $4,793         $7,150       $10,248         $9,893         $9,182
Ratio of expenses to average net assets            1.40%          1.40%         1.39%          1.40%          1.40 %
Ratio of net investment income (loss) to
  average net assets                               0.34%         (0.57)%        0.33%          0.52%          0.43 %
Portfolio turnover rate                          199.09%        275.32%        79.17%         75.81%         89.43 %
Without expense reimbursement:++
  Ratio of expenses to average net assets          1.80%          2.03%         1.66%          1.78%          2.07 %
  Ratio of net investment income (loss) to
    average net assets                            (0.06)%        (1.20)%        0.06%          0.14%         (0.24)%

--------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#

Seligman Investment Grade
Fixed Income Portfolio
(formerly Seligman Bond Portfolio)

                                                 -----------------------------------------------------------------
                                                                       Year ended December 31,
                                                 -----------------------------------------------------------------
                                                  2001           2000          1999           1998           1997
                                                 ------         ------        ------         ------         ------
Per Share Data:*
Net asset value, beginning of year               $10.22         $ 9.27        $10.38         $10.24         $ 9.89
                                                 ------         ------        ------         ------         ------
Income from investment operations:
  Net investment income (loss)***                  0.50           0.60          0.64           0.59           0.54
  Net gains or losses on securities (both
  realized and unrealized)                         0.06           0.35         (1.10)          0.25           0.35
                                                 ------         ------        ------         ------         ------
Total from investment operations                   0.56           0.95         (0.46)          0.84           0.89
                                                 ------         ------        ------         ------         ------
Less distributions:
  Dividends from net
  investment income                               (0.53)            --         (0.65)         (0.59)         (0.54)
  Distributions from capital gains                   --             --            --          (0.11)            --
                                                 ------         ------        ------         ------         ------
Total distributions                               (0.53)            --         (0.65)         (0.70)         (0.54)
                                                 ------         ------        ------         ------         ------
Net asset value, end of year                     $10.25         $10.22        $ 9.27         $10.38         $10.24
                                                 ======         ======        ======         ======         ======
Total Return:                                      5.52 %        10.25%        (4.48)%         8.20 %         8.98 %

Ratios/Supplemental Data:
Net assets, end of year (in thousands)           $7,103         $6,483        $4,947         $7,320         $7,232
Ratio of expenses to average net assets            0.63 %         0.60%         0.60 %         0.60 %         0.60 %
Ratio of net investment income (loss) to
  average net assets                               5.35 %         6.23%         5.56 %         5.58 %         6.22 %
Portfolio turnover rate                          146.08 %        63.07%        64.22 %        73.31 %       170.12 %
Without expense reimbursement:**
  Ratio of expenses to average net assets          0.76 %         0.84%         0.71 %         0.82 %         0.83 %
  Ratio of net investment income (loss) to
    average net assets                             5.22 %         5.99%         5.45 %         5.36 %         5.99 %


Seligman Large-Cap Growth Portfolio

                                                 ---------------------------------------
                                                 Year Ended December 31,        5/1/99**
                                                 -----------------------         to
                                                   2001          2000          12/31/99
                                                   -----         -----         --------
Per Share Data:*
Net asset value, beginning of period              $10.21         $12.16         $10.00
                                                  ------         ------         ------
Income from investment operations:
  Net investment income (loss)***                     --           0.01             --
  Net gains or losses on securities (both
  realized and unrealized)                         (1.89)         (1.96)          2.16
                                                  ------         ------         ------
Total from investment operations                   (1.89)         (1.95)          2.16
                                                  ------         ------         ------
Less distributions:
  Dividends from net
  investment income                                (0.01)            --             --
  Distributions from capital gains                 (0.84)            --             --
                                                  ------         ------         ------
Total distributions                                (0.85)            --             --
                                                  ------         ------         ------
Net asset value, end of period                    $ 7.47         $10.21         $12.16
                                                  ======         ======         ======



Total Return:                                   (18.37)%       (16.04)%         21.60%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $3,930         $5,255          $3,668
Ratio of expenses to average net assets           0.74%          0.70%           0.70%+
Ratio of net investment income (loss) to
  average net assets                             (0.04)%         0.08%          (0.03)%+
Portfolio turnover rate                         166.24%        179.44%          56.69%
Without expense reimbursement:***
  Ratio of expenses to average net assets         1.13%          1.18%           1.52%+
  Ratio of net investment income (loss) to
    average net assets                           (0.42)%        (0.40)%         (0.85)+

----------------------------------------------------------------------------------------------------------------------------------
See footnotes on page P-52.

                                       P-#



Seligman Large-Cap Value Portfolio

                                                 ------------------------------------------------------
                                                        Year ended December 31,                 5/1/98**
                                                 -------------------------------------            to
                                                  2001            2000           1999          12/31/98
                                                 ------          ------         ------         -------
Per Share Data:*
Net asset value, beginning of period             $ 11.59         $ 9.28         $ 9.66         $ 10.00
                                                 -------         ------         ------         ------

Income from investment operations:
  Net investment income (loss)***                   0.09           0.14           0.10           0.04
  Net gains or losses on securities (both
  realized and unrealized)                         (1.06)          2.25          (0.37)         (0.07)
                                                 -------         ------         ------         ------
Total from investment operations                   (0.97)          2.39          (0.27)         (0.03)
                                                 -------         ------         ------         ------
Less distributions:
  Dividends from net investment income             (0.11)          0.00##        (0.11)         (0.04)
  Distributions from capital gains                 (0.05)         (0.08)            --          (0.27)
                                                 -------         ------         ------         ------
Total distributions                                (0.16)         (0.08)         (0.11)         (0.31)
                                                 -------         ------         ------         ------
Net asset value, end of period                   $ 10.46         $11.59         $ 9.28         $ 9.66
                                                 =======         ======         ======         ======
Total Return:                                      (8.28)%        25.84%         (2.76)%        (0.26)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $ 7,708         $6,057         $5,758         $3,845
Ratio of expenses to average net assets             0.83%          0.80%          0.80%          0.80%+
Ratio of net investment income (loss) to
  average net assets                                1.13%          1.51%          1.18%          1.11%+
Portfolio turnover rate                            28.17%         42.29%         28.01%         65.82%
Without expense reimbursement:***
  Ratio of expenses to average net assets           1.10%          1.22%          1.13%         2.24%+
  Ratio of net investment income (loss) to
    average net assets                              0.86%          1.09%          0.85%        (0.33)%+


Seligman Small-Cap Value Portfolio

                                                  ----------------------------------------------------
                                                        Year ended December 31,               5/1/98**
                                                  ------------------------------------          to
                                                   2001           2000           1999        12/31/98
                                                  ------         ------         ------       ---------
Per Share Data:*
Net asset value, beginning of period              $10.58         $ 8.08         $ 7.31         $10.00
                                                  ------         ------         ------         ------
Income from investment operations:
  Net investment income (loss)***                  (0.03)         (0.01)         (0.03)         (0.02)
  Net gains or losses on securities (both
  realized and unrealized)                          2.52           2.66           2.49          (1.73)
                                                  ------         ------         ------         ------
Total from investment operations                    2.49           2.65           2.46          (1.75)
                                                  ------         ------         ------         ------
Less distributions:
  Distributions from capital gains                 (0.03)         (0.15)         (1.69)         (0.94)
                                                  ------         ------         ------         ------
Total distributions                                (0.03)         (0.15)         (1.69)         (0.94)
                                                  ------         ------         ------         ------
Net asset value, end of period                    $13.04         $10.58         $ 8.08         $ 7.31
                                                  ======         ======         ======         ======
Total Return:                                      23.52%         33.00%         35.26%        (17.00)%



Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $100,090        $16,495         $4,403         $2,469
Ratio of expenses to average net assets             1.19%          1.00%          1.00%          1.00%+
Ratio of net investment income (loss) to
  average net assets                              (0.29)%        (0.22)%        (0.27)%        (0.34)%+
Portfolio turnover rate                            29.99%         42.27%         90.51%         73.87%
Without expense reimbursement:***
  Ratio of expenses to average net assets           1.22%          1.45%          1.41%          3.08%+
  Ratio of net investment income (loss) to
    average net assets                            (0.32)%        (0.67)%        (0.68)%        (2.43)%+


--------------------------------------------------------------------------------
  * Per share amounts are calculated based on average shares outstanding.
 ** Commencement of operations.
*** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.
  # During the year 2000, a dividend of $0.004 per share was paid.
 ## During the year 2000, a dividend of $0.002 per share was paid.
  + Annualized.
 ++ Seligman and Seligman Henderson, the former subadviser to the Seligman
    Global Portfolios, at their discretion, reimbursed expenses for the periods presented.

                                       P-#

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                                    Issued by
                    Canada Life Insurance Company of America

                                 Distributed by
                            Seligman Advisors, Inc.,
                                 an affiliate of
                             J. & W. Seligman & Co.
                            Incorporated, Manager of
                            Seligman Portfolios, Inc.

                              Independent Auditors
                                  Ernst & Young

  This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representation in connection with this offering, other than those contained in this prospectus.







Printed on Recycled Paper                                              RVA1 5/02

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
    ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339
                              PHONE: (800) 905-1959

                                   TRILLIUM(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 2
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium variable deferred annuity policy (the Policy) offered by Canada Life Insurance Company of America. This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Policy and Seligman Portfolios, Inc. (the Fund). The Prospectus is dated the same date as this Statement of Additional Information. You may obtain the Prospectus by writing or calling us at our address or phone number shown above.

     The date of this Statement of Additional Information is May 1, 2002.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

ADDITIONAL POLICY PROVISIONS .........................................  3
    Contract .........................................................  3
    Incontestability .................................................  3
    Misstatement Of Age or Sex .......................................  3
    Currency .........................................................  3
    Place Of Payment .................................................  3
    Non-Participation ................................................  3
    Our Consent ......................................................  3

PRINCIPAL UNDERWRITER ................................................  4

CALCULATION OF YIELDS AND TOTAL RETURNS ..............................  4
    Cash Management Yields ...........................................  4
    Other Sub-Account Yields .........................................  5
    Total Returns  ...................................................  6
        A.   Standardized "Average Annual Total Returns" .............  6
        B.   Nonstandardized "Average Annual Total Returns" ..........  9

    Effect of the Annual Administration Charge on Performance Data ... 10

SAFEKEEPING OF ACCOUNT ASSETS ........................................ 10
STATE REGULATION ..................................................... 10
RECORDS AND REPORTS .................................................. 10
LEGAL MATTERS ........................................................ 10
EXPERTS .............................................................. 10
OTHER INFORMATION .................................................... 11
FINANCIAL STATEMENTS  ................................................ 12

                          ADDITIONAL POLICY PROVISIONS

Contract

The entire contract is made up of the Policy, the application for the Policy and any riders or endorsements. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense of a claim or to void the Policy unless it is contained in the application and a copy of the application is attached to the Policy at issue.

Incontestability

Other than misstatement of age or sex (see below), We will not contest the Policy after it has been in force during any annuitant's lifetime for two years from the date of issue of the Policy.

Misstatement Of Age or Sex

If the age or sex of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age or for the correct sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the Policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age or sex, any annuity payments will be recalculated at the correct age or sex, and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

Currency

All amounts payable under the Policy will be paid in United States currency.

Place Of Payment

All amounts payable by us will be payable at our Administrative Office at the address shown on page one of this Statement of Additional Information.

Non-Participation

The Policy is not eligible for dividends and will not participate in our divisible surplus.

Our Consent

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Vice President, Secretary or Actuary.

                              PRINCIPAL UNDERWRITER

Canada Life of America Financial Services, Inc. (CLAFS), an affiliate of Canada Life Insurance Company of America (CLICA), is the principal underwriter of the variable annuity Policies described herein. The offering of the Policies is continuous, and CLICA does not anticipate discontinuing the offering of the Policies. However, CLICA does reserve the right to discontinue the offering of the Policies.

CLAFS received $4,004,214 in 2001, 3,645,763 in 2000, and $5,102,487 in 1999 as
commissions for serving as principal underwriter of the variable annuity Policies and other variable annuity policies issued by Canada Life Insurance Company of America. CLAFS did not retain any commissions in 2001, 2000 or 1999.

                     CALCULATION OF YIELDS AND TOTAL RETURNS

Cash Management Yields

We may, from time to time, quote in advertisements and sales literature the current annualized yield of the Cash Management Sub-Account for a 7 day period in a manner which does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation, and exclusive of income other than investment income) at the end of the 7 day period in the value of a hypothetical account under a Policy having a balance of 1 unit of the Cash Management Sub-Account at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365 day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual administration charge; 2) the daily administration fee; and 3) the mortality and expense risk charge. The yield calculation reflects an average per unit annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. Current Yield will be calculated according to the following formula:

                     Current Yield = ((NCS-ES)/UV) X (365/7)

     Where:

     NCS    =     the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and
                  unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period
                  attributable to a hypothetical account having a balance of 1
                  Sub-Account unit.
     ES     =     per unit expenses of the Sub-Account for the 7 day period.
     UV     =     the unit value on the first day of the 7 day period.

The current yield for the 7 day period ended December 31, 2001 was 4.34%.

We may also quote the effective yield of the Cash Management Sub-Account for the same 7 day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                Effective Yield = (1+((NCS-ES)/UV))\365/7\   - 1
     Where:

     NCS    =     the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and
                  unrealized appreciation and depreciation, and exclusive of income other than investment income) for the 7 day period
                  attributable to a hypothetical account having a balance of 1
                  Sub-Account unit.
     ES     =     per unit expenses of the Sub-Account for the 7 day period.
     UV     =     the unit value for the first day of the 7 day period.

The effective yield for the 7 day period ended December 31, 2001 was 4.43%.

Because of the charges and deductions imposed under the Policy, the yield for the Cash Management Sub-Account will be lower than the yield for the Cash Management Portfolio.

The yields on amounts held in the Cash Management Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio of the Fund, and the Cash Management Portfolio's operating expenses.

Other Sub-Account Yields

We may, from time to time, quote in sales literature and advertisements the current annualized yield of one or more of the Sub-Accounts (except the Cash Management Sub-Account) for a Policy for 30 day or one month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during the 30 day or one month period is assumed to be generated each period over a 12 month period. The yield is computed by: 1) dividing the net investment income of the Portfolio attributable to the Sub-Account units less Sub-Account expenses for the period; by 2) the maximum offering price per unit on the last day of the period multiplied by the daily average number of units outstanding for the period; by 3) compounding that yield for a 6 month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include 1) the annual administration charge, 2) the daily administration fee, and 3) the mortality and expense risk charge. The yield calculation reflects an annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating the 30 day or one month yield, an average annual administration charge per dollar of Policy Value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30 day or one month period as described below. The 30 day or one month yield is calculated according to the following formula:

                    Yield = 2x((((NI - ES)/(U x UV))6+1) - 1)

        Where:
        NI      =     net income of the Portfolio for the 30 day or one month
                      period attributable to the Sub-Account's units.
        ES      =     expenses of the Sub-Account for the 30 day or one month
                      period.
        U       =     the average number of units outstanding.
        UV      =     the unit value at the close (highest) of the last day in
                      the 30 day or one month period.

Because of the charges and deductions imposed under the Policies, the yield for the Sub-Account will be lower than the yield for the corresponding Portfolio.

The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Yield calculations do not take into account the surrender charge under the Policy. The maximum surrender charge is equal to 6% of certain amounts surrendered or withdrawn under the Policy. A surrender charge will not be imposed on any investment earnings in the Variable Account or interest earned in the Fixed Account and in certain other situations as described in the Prospectus.

Total Returns

A.      Standardized "Average Annual Total Returns"

We may, from time to time, also quote in sales literature or advertisements total returns, including standardized average annual total returns for the Sub-Accounts calculated in a manner prescribed by the Securities and Exchange Commission, and other total returns. We will always include quotes of standardized average annual total returns for the period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standardized average annual total returns for these periods will be provided.

Standardized average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which standardized average annual total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication and will be stated in the communication.

Standardized average annual total returns will be calculated using Sub-Account unit values which we calculate on each valuation day based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the mortality and expense risk charge, daily administration fee, surrender charge and the annual administration charge of $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating standardized average annual total return, an average per dollar annual administration charge attributable to the hypothetical account for the period is used. The standardized average annual total return will then be calculated according to the following formula:

                              TR=((ERV/P)\1/N)\ - 1

       Where:
       TR       =     the standardized average annual total return net of
                      Sub-Account recurring charges.
       ERV      =     the ending redeemable value of the hypothetical account
                      at the end of the period.
       P        =     a hypothetical initial payment of $1,000.
       N        =     the number of years in the period.


The standardized average annual total returns assume that the maximum fees and charges are imposed for calculations.

Standardized average annual total returns for the period ending December 31, 2001 are shown on the following page.

Standardized average annual total returns for the Sub-Accounts for the periods shown below were:



                                                                               Since       Sub-Account
                                                 One         Five      Ten    Sub-Acct      Inception
     Sub-Account                                 Year        Year      Year   Inception       Date
-----------------------------------------------------------------------------------------------------------
Seligman Investment Grade Fixed Income          3.28 %       2.39 %     **      3.78 %      05/03/93
(formerly Seligman Bond Portfolio)
----------------------------------
Seligman Capital                                1.55 %      20.99 %     **     17.33 %      05/03/93
Seligman Cash Management ***                   (0.52)%       3.51 %     **      3.40 %      05/03/93
Seligman Common Stock                         (17.21)%      10.81 %     **     11.34 %      05/03/93
Seligman Communications and Information       (42.51)%      14.51 %     **     18.00 %      10/04/94
Seligman Global Growth                        (22.39)%            *     **     10.46 %      05/01/96
Seligman Global Smaller Companies             (21.26)%       5.42 %     **      7.43 %      10/04/94
Seligman Global Technology                    (30.24)%            *     **     22.84 %      05/01/96
Seligman High-Yield Bond                      (15.63)%       1.73 %     **      2.65 %      05/01/95
Seligman Income                                (9.00)%       3.61 %     **      4.37 %      05/03/93
Seligman International Growth                 (38.84)%       0.75 %     **      3.62 %      05/03/93
Seligman Large-Cap Growth                     (22.64)%            *     **     (3.48)%      05/01/99
Seligman Large-Cap Value                       18.65 %            *     **      4.66 %      05/01/98
Seligman Seligman Frontier                    (22.44)%       4.82 %     **      9.57 %      10/04/94
Seligman Small-Cap Value                       25.70 %            *     **     13.20 %      05/01/98

---------------
* These Sub-Accounts have not been in operation five years as of December 31, 2001, and accordingly, no five year standardized average annual total return is available.

** These Sub-Accounts have not been in operation ten years as of December 31, 2001, and accordingly, no ten year standardized average annual total return is available.

B.     Nonstandardized "Average Annual Total Returns"

We may, from time to time, also quote in sales literature or advertisements, nonstandardized average annual total returns for the Sub-Accounts that do not reflect the surrender charge. These are calculated in exactly the same way as standardized average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn, and that the initial investment is assumed to be $10,000 rather than $1,000.

Generally, nonstandardized Sub-Account performance data will only be disclosed if standardized average annual return for the Sub-Accounts for the required periods is also disclosed.

Nonstandardized average annual total returns for the Sub-Accounts for the period ending December 31, 2001 are shown on the following page.

Nonstandardized average annual total returns for the periods shown below were:


                                                                                   Since      Sub-Account
                                               One         Five        Ten       Sub-Acct      Inception
     Portfolio                                Year         Year        Year      Inception       Date
---------------------------------------------------------------------------------------------------------

Seligman Investment Grade Fixed Income        4.00 %       4.01 %       **         3.80 %      05/03/93
(formerly Seligman Bond Portfolio)
----------------------------------
Seligman Capital                            (17.19)%      14.00 %       **        12.70 %      05/03/93
Seligman Cash Management                      2.34 %       3.71 %       **         3.28 %      05/03/93
Seligman Common Stock                       (13.52)%       4.45 %       **         8.13 %      05/03/93
Seligman Communications and Information       3.80 %      14.13 %       **        16.07 %      10/04/94
Seligman Global Growth                      (21.10)%       5.51 %       **         4.50 %      05/01/96
Seligman Global Smaller Companies           (16.48)%      (1.01)%       **         3.93 %      10/04/94
Seligman Global Technology                  (23.19)%      14.59 %       **        13.33 %      05/01/96
Seligman High-Yield Bond                    (15.95)%      (3.61)%       **        (0.04)%      05/01/95
Seligman Income                              (2.92)%       2.49 %       **         3.50 %      05/03/93
Seligman International Growth               (25.52)%      (5.52)%       **        (0.26)%      05/03/93
Seligman Large-Cap Growth                   (19.56)%            *       **        (7.94)%      05/01/99
Seligman Large-Cap Value                     (9.61)%            *       **         1.64 %      05/01/98
Seligman Frontier                            (8.69)%      (0.65)%       **         7.01 %      10/04/94
Seligman Small-Cap Value                     21.74 %            *       **        16.45 %      05/01/98



















* These Sub-Accounts have not been in operation five years as of December 31, 2001, and accordingly, no five year nonstandardized average annual total return is available.

** These Sub-Accounts have not been in operation ten years as of December 31, 2001, and accordingly, no ten year nonstandardized average annual total return is available.

Effect of the Annual Administration Charge on Performance Data

The Policy provides for a $30 annual administration charge to be assessed annually on each policy anniversary proportionately from any Sub-Accounts or Fixed Account in which You are invested. If the Policy Value on the policy anniversary is $35,000 or more, we will waive the annual administration charge for the prior Policy Year. We will also waive the annual administration charge for Tax-Sheltered Annuity Policies. For purposes of reflecting the annual administration charge in yield and total return quotations, we will convert the annual charge into a per-dollar per-day charge based on the average Policy Value in the Variable Account of all Policies on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated. For the total returns shown above, the annual administrative charge is calculated as a charge of 0.05% based on an average Policy size during 2001 of $52,302.

                          SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

Records are maintained of all purchases and redemptions of portfolio shares held by each of the Sub-Accounts.

Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.

                                STATE REGULATION

We are subject to the insurance laws and regulations of all the jurisdictions where we are licensed to operate. The availability of certain Policy rights and provisions depends on state approval and/or filing and review processes. The Policies will be modified to comply with the requirements of each applicable jurisdiction.

                               RECORDS AND REPORTS

We will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

                                  LEGAL MATTERS

All matters relating to Michigan law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards. Sutherland Asbill & Brennan LLP of Washington, DC, has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

Our statutory balance sheets as of December 31, 2001 and 2000 and the related statutory statements of operations, capital and surplus and cash flows for each of the three years in the period ended December 31,

2001 for Canada Life Insurance Company of America, included in this Statement of Additional Information and Registration Statement as well as the statements of assets and liabilities of Canada Life of America Variable Annuity Account 2 as of December 31, 2001 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, independent auditors of Atlanta, Georgia, serves as independent auditors for the Variable Account.

Our balance sheets as of December 31, 2001 and 2000, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Auditors, are contained herein. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.